SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

THE GYMBOREE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 27, 2010

Dear Stockholder:

You are cordially invited to attend The Gymboree Corporation Annual Meeting of Stockholders to be held at 9:00 a.m. on Tuesday, June 8, 2010, at our principal executive offices located at 500 Howard Street, San Francisco, California.

At the Annual Meeting, the following matters of business will be presented:

(1)	election of the three directors nominated by the Board of Directors of the Company;

(2)	an amendment to The Gymboree Corporation 2004 Equity Incentive Plan to authorize the issuance of an additional 1,350,000 shares of the Company’s common stock;

(3)	advisory vote on the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2011; and

(4)	transaction of any other business properly presented at the meeting.

We will also answer any related questions you may have at that time. Detailed information as to the business to be transacted at the Annual Meeting is contained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Regardless of whether you plan to attend the Annual Meeting, it is important that your shares be voted. Accordingly, we ask that you vote by telephone or Internet, as described in the accompanying Proxy Statement, or sign and return your proxy card as soon as possible in the envelope provided.

Sincerely,

Matthew K. McCauley

Chairman of the Board and Chief Executive Officer

THE GYMBOREE CORPORATION

500 Howard Street

San Francisco, California 94105

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 8, 2010

TO THE STOCKHOLDERS OF THE GYMBOREE CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Gymboree Corporation, a Delaware corporation (the “Company” or “Gymboree”), will be held on Tuesday, June 8, 2010, at 9:00 a.m., local time, at our principal executive offices located at 500 Howard Street, San Francisco, California. At the Annual Meeting, the following business matters will be presented:

(1)	election of the three directors nominated by the Board of Directors of the Company;

(2)	an amendment to The Gymboree Corporation 2004 Equity Incentive Plan to authorize the issuance of an additional 1,350,000 shares of the Company’s common stock;

(3)	advisory vote on the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2011; and

(4)	transaction of any other business properly presented at the meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

This Proxy Statement is being issued in connection with the solicitation of a proxy on the enclosed form by the Board of Directors of the Company for use at the Annual Meeting. You are entitled to vote at the Annual Meeting if you were a stockholder of record at the close of business on April 13, 2010. We will begin distributing this Proxy Statement, a form of proxy and our 2009 Annual Report to Stockholders on or about April 27, 2010.

FOR THE BOARD OF DIRECTORS

Marina Armstrong Secretary

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be held on June 8, 2010.

This Proxy Statement and the 2009 Annual Report are available at:

http://ir.gymboree.com/annuals.cfm

All stockholders are cordially invited to attend the Annual Meeting in person. Regardless of whether you plan to attend the meeting, please vote by telephone or Internet, as described in the accompanying Proxy Statement, or complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. You may still vote in person if you attend the meeting, even if you have given your proxy. Please note, however, that if a broker, bank or other nominee holds your shares of record and you wish to vote at the meeting, you must obtain from the record holder a proxy card issued in your name.

-i-

THE GYMBOREE CORPORATION

2010 PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of The Gymboree Corporation (the “Company” or “Gymboree”) for use at the Annual Meeting of Stockholders to be held June 8, 2010, at 9:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 500 Howard Street, San Francisco, California.

These proxy solicitation materials and our Annual Report to Stockholders for the fiscal year ended January 30, 2010 (fiscal 2009), including financial statements, were mailed on or about April 27, 2010, to all stockholders entitled to vote at the Annual Meeting.

Directions to Annual Meeting

Northbound on US-101 (follow signs to Bay Bridge/I-80 E) or westbound on I-80: take the Fremont Street exit and Fremont Street ramp; turn onto Fremont Street and turn left onto Howard Street.

Southbound on US-101: follow US-101 along Lombard Street; turn left onto Van Ness Avenue; turn right onto Bay Street; follow Bay Street to the end and turn right onto The Embarcadero; turn right onto Howard Street.

The Gymboree Corporation is located on the northwest corner of the intersection of First Street and Howard Street.

Record Date and Quorum

Stockholders of record at the close of business on April 13, 2010 (the “record date”), are entitled to notice of and to vote their shares at the Annual Meeting. At the record date, 29,621,133 shares of the Company’s common stock, $0.001 par value per share, were issued and outstanding. The common stock is listed for trading on The NASDAQ Stock Market LLC under the symbol GYMB. The presence in person or by proxy of the holders of record of a majority of the outstanding shares of common stock entitled to vote is required to constitute a quorum for the transaction of business at the Annual Meeting.

How to Vote

Registered stockholders can vote by telephone, by the Internet or by mail, as described below. If you are a beneficial stockholder, please refer to your proxy card or the information forwarded by your broker, bank or other holder of record to see what options are available to you.

Registered stockholders may cast their vote by:

(1)	Signing, dating and promptly mailing the proxy card in the enclosed postage-paid envelope;

(2)	Accessing the Internet web site www.proxyvote.com and following the instructions provided on the Web site (you will need to reference the control number identified on your proxy card); or

(3)	Calling 1-800-690-6903 and voting by following the instructions provided.

Each holder of record of common stock on the record date is entitled to one vote for each share held on all matters to be voted on at the Annual Meeting.

If a quorum is present at the Annual Meeting, the candidates for director receiving the highest number of affirmative votes will be elected. In an election of directors by plurality vote, abstentions have no effect, since approval by a percentage of the shares present or outstanding is not required. Stockholders are not entitled to cumulate votes for the election of directors.

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and voting, and also constituting a majority of the required quorum, is required for the approval of Proposals 2 and 3.

If you hold your shares in street name through a broker, you must cast your vote if you want it to count in the election of directors (Proposal 1) and in the vote to amend our 2004 Equity Incentive Plan (Proposal 2).

In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your broker was allowed to vote those shares on your behalf in the election of directors as your broker deemed appropriate. Recent regulatory changes were made to eliminate the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis. As a result, if you hold your shares in street name and you do not instruct your broker how to vote in the election of directors, no votes will be cast on your behalf for Proposal 1. Similarly, Proposal 2 (the amendment to our 2004 Equity Incentive Plan) is “non-discretionary,” and therefore brokers who have received no instructions from their clients for Proposal 2 will not have discretion to vote such uninstructed shares on that item. Brokers will, however, continue to have discretion to vote any uninstructed shares in the advisory vote on the appointment of the Company’s independent registered public accounting firm (Proposal 3).

When brokers vote proxies on some but not all of the proposals at a meeting, the missing votes are referred to as “broker non-votes.” Broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business, but they are not counted as shares voting. Thus, broker non-votes can have the effect of preventing approval of certain proposals where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum. Broker non-votes could affect the outcome of the vote on Proposals 2 and 3.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election appointed for the Annual Meeting. The inspector of election will determine whether or not a quorum is present at the Annual Meeting. The inspector of election will treat abstentions as shares of common stock that are present and entitled to vote for purposes of determining the presence of a quorum. Therefore, abstentions will have the effect of a vote “against” Proposals 2 and 3.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company at its principal offices as set forth above a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Proxy Solicitation

The expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company, which has retained Georgeson Inc., 199 Water Street, 26th Floor, New York, New York 10038, to aid in the solicitation of proxies, for base fees of $7,000, plus costs for additional stockholder meeting services and reasonable expenses. Proxies will be solicited by mail and may also be solicited by our directors, officers and other employees, without additional remuneration, in person or by telephone, electronic mail or facsimile transmission. We will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of common stock as of the record date and will reimburse such persons for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly voting your shares and submitting your proxy by telephone, Internet or by completing and returning the enclosed proxy card will help to avoid additional expense.

PROPOSAL ONE: ELECTION OF DIRECTORS

Our bylaws provide for a Board that consists of not less than six and no more than nine members, as may be fixed from time to time by the Board. The authorized number of directors is currently set at seven. Our Restated Certificate of Incorporation and our bylaws each provide that the directors will be divided into three classes, with the classes serving for staggered, three-year terms. Currently there are two directors in each of Classes I and III and three directors in Class II.

Three Class II directors are to be elected at the Annual Meeting. The nominees for election at the Annual Meeting as Class II directors are Blair W. Lambert, Daniel R. Lyle and Scott A. Ryles. Mr. Ryles was recommended as a candidate for director by our Nominating and Governance Committee. Mr. Ryles was interviewed by all members of the Board. Based on his interviews and qualifications as set forth in his biography below, Mr. Ryles was elected as a new Class II director on February 1, 2010, and he is standing for election by the stockholders for the first time at the Annual Meeting.

The term of each of the Class II directors elected at the Annual Meeting will expire at the Annual Meeting of Stockholders in 2013 or when his successor has been duly elected and qualified. The term of each continuing Class III director will expire at the Annual Meeting of Stockholders in 2011. The term of each continuing Class I director will expire at the Annual Meeting of Stockholders in 2012.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named in the table below. Each nominee has consented to serve as a director of the Company if elected, and management has no reason to believe the nominees will be unable to serve as directors. In the event that a nominee becomes unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies for any substitute nominee who is designated by the current Board to fill the vacancy.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE NOMINEES.

Nominees for Class II Directors Whose Terms Expire in 2013

Name	Principal Occupation or Employment/Other Business Affiliations	Age	Director Since

Blair W. Lambert	Chief Operating Officer, The Gymboree Corporation. Blair W. Lambert has served as our Chief Operating Officer since January 2005 and also served as our Chief Financial Officer from January 2005 through January 2010. In August 2003, Mr. Lambert joined Illuminations.com, Inc., a candle and home decorating retailer, as the Chief Financial Officer. He was named to the Illuminations.com, Inc. Board of Directors in October 2003. Illuminations.com, Inc. filed for bankruptcy protection on January 9, 2004. Mr. Lambert has been a vineyard owner since	52	2003

Name	Principal Occupation or Employment/Other Business Affiliations	Age	Director Since

	October 2001 and, prior to becoming an officer of Illuminations.com, was a private consultant for specialty retail companies. Mr. Lambert served as the Chief Financial Officer of Bebe Stores, Inc., a clothing retailer, from June 1996 through October 2001. From 1988 to 1996, Mr. Lambert was employed by Esprit de Corp., a wholesaler and retailer of junior and children’s apparel, footwear and accessories, most recently serving as Corporate Vice President of Finance. Mr. Lambert is a Certified Public Accountant (inactive). Mr. Lambert’s position as the Chief Operating Officer of the Company since 2005, and career as a financial executive in the retail industry, provides the Board with significant expertise and analytical skills relating to the Company’s financial and operational issues.

Daniel R. Lyle	Retired Partner, PricewaterhouseCoopers LLP. Daniel R. Lyle retired as a partner of PricewaterhouseCoopers LLP, an accounting firm, in June 2003, a firm he joined in 1970. Mr. Lyle served as a director of RedEnvelope, Inc., a specialty gift retailer, from September 2003 to March 2008 and was Chairman of its board of directors from August 2005 until February 2007. Mr. Lyle served as a director of Captaris, Inc., a provider of business information delivery solutions, from May 2005 until its merger with Open Text Corporation in October 2008. Mr. Lyle’s career in accounting, principally with retail companies, provides the Company and the Board with financial reporting and accounting expertise, as well as significant retail sector experience.	64	2005

Scott A. Ryles	Vice Chairman, Cowen and Company, LLC. Scott A. Ryles, has served as Vice Chairman of Cowen and Company, LLC, an investment banking firm, since February 2007. From December 2004 to September 2006, he served as Chief Executive Officer of Procinea Management LLC, a private equity firm. From 1999 to 2001, Mr. Ryles served as Chief Executive Officer of Epoch Partners, Inc., an investment banking firm, until its acquisition by The Goldman Sachs Group, Inc. Prior to then, Mr. Ryles served as a Managing Director of Merrill Lynch & Co., Inc., an investment banking firm. He also currently serves as a director of ArcSight, Inc., a security software company, and KKR Financial Holdings LLC, a specialty finance company affiliated with Kohlberg Kravis Roberts & Co. L.P. Mr. Ryles holds a B.A. in economics from Northwestern University. Mr. Ryles’ career as an investment banker will provide the Company and the Board with expertise in analyzing and further developing the Company’s long-term strategic objectives as well as identifying and evaluating market opportunities.	51	2010

Continuing Class I Directors Whose Terms Expire in 2011

Name	Principal Occupation or Employment/Other Business Affiliations	Age	Director Since

John C. Pound	President, Integrity Brands, Inc. John C. Pound has served as President and a director of Integrity Brands, Inc., a firm that originates and oversees investments in specialty retail and branded consumer products companies. He has held that position since July 1999. Mr. Pound manages The Integrity Brands Fund L.P., a fund that makes investments in retail companies. He served as Executive Chairman of RedEnvelope, Inc., an online and catalog gift retailer, from May 2007 to March 2008 and as its Chief Executive Officer from November 2007 to March 2008. Mr. Pound was a RedEnvelope, Inc. director from August 2005 to March 2008. RedEnvelope filed for bankruptcy protection on April 17, 2008. Mr. Pound has also served as a director of Orange 21, a producer of branded eyewear under the Spy Optic brand, since October 2006 and as a member of its audit committee since April 2008; he previously served as its Co-Chairman from October 2006 to August 2008. Mr. Pound’s experience as an investor in the specialty retail sector provides the Company and the Board with an informed but distinct perspective on the Company’s business objectives and industry trends, as well as expertise in evaluating opportunities in the sector.	55	2000

William U. Westerfield	Retired Partner, Price Waterhouse LLP. William U. Westerfield retired as an audit partner of Price Waterhouse LLP (now PricewaterhouseCoopers LLP), an accounting firm, in 1992, a firm he joined in 1956, becoming a partner in 1965. He is a Certified Public Accountant. Mr. Westerfield has served as a director and member of the audit committee of West Marine, Inc., a boating supplies retailer, since 2000, and as a director and chair of the audit committee of Lifetime Brands, Inc., a designer, marketer and distributor of houseware products, since 2003. Mr. Westerfield served as a director of TL Administration Corporation (formerly known as Twinlab Corporation) from 1999 until August 2005 and as chairman of the audit committee of TL Administration Corporation from July 1999 until September 2003. Mr. Westerfield’s career in accounting and his experience as a member of the audit committees of several other retail companies provides the Company and the Board with financial reporting and accounting expertise, as well as significant retail sector experience.	78	1994

Continuing Class I Directors Whose Terms Expire in 2012

Name	Principal Occupation or Employment/Other Business Affiliations	Age	Director Since

Matthew K. McCauley	Chairman and Chief Executive Officer, The Gymboree Corporation. Matthew K. McCauley has served as our Chief Executive Officer since January 2006 and as Chairman of our Board since July 2006. He joined the Company in July 2001 as Director of Allocation and was named Vice President of Planning and Allocation in 2003, Senior Vice President and General Manager in February 2005, and President in June 2005. Prior to joining the Company, Mr. McCauley served in a variety of positions at The Gap, Inc., a clothing retailer, including Planning Manager from 2000 to 2001 and Manager of Business Solutions in 2001. Mr. McCauley’s current position as the CEO and past experience in various leadership positions with the Company provides the Board with unique insight and direct access to strategic and operational information about the Company.	37	2005

Gary M. Heil	Business Advisor, Founder CFIL. Gary M. Heil has been a business advisor for retailers and other service sector companies on topics primarily related to loyalty and leadership issues since 1987. He has served as Chairman of the Board of Directors of CellTech Metals, Inc., a steel technology company, since 2008. Mr. Heil served as a director of RedEnvelope, Inc., a specialty gift retailer, from November 2007 to March 2008. Mr. Heil has also served as Chief Marketing and Strategy Officer of Safe Life Corporation, a manufacturer of anti-microbial products, from December 2006 to January 2008. In 2002, Mr. Heil co-founded the National Pitching Association and served as its chief executive officer until 2005. In 1987, he co-founded the Center for Innovative Leadership (“CFIL”), for which he currently consults and lectures on topics including leadership, customer loyalty, quality management and effective organizational change processes. Prior to 1987, Mr. Heil was a partner in the law firm Evans & Heil. Mr. Heil is the author of many business-related books, including Leadership and the Customer Revolution, One Size Fits One and The Leader’s New Clothes. Mr. Heil’s career in leadership and effective management practices provides the Company and the Board with expertise on those issues, particularly as they relate to succession planning, retention and compensation, and his experience in customer relations and loyalty provides a valuable perspective on strategic and operational issues in those areas.	59	2003

BOARD MEMBERSHIP AND DIRECTOR INDEPENDENCE

Our business affairs are managed under the direction of the Board. Directors meet their responsibilities by participating in meetings of the Board and Board committees, through communications with our Chief Executive Officer and other officers, by reviewing materials provided to them, and by visiting our offices and other facilities.

During fiscal 2009, the Board held eight meetings. The committees of the Board held a total of 24 meetings. Each director attended at least 87% of the aggregate number of meetings of the Board and Board committees on which he served. The directors nominated for re-election and each director whose term will continue are expected to attend the Annual Meeting, absent unavoidable conflicts or extenuating circumstances. Last year, all directors who were continuing or nominated for election attended the Annual Meeting of Stockholders.

The Board annually determines the independence of directors, as well as that of any director nominees, based on a review by the Board and the Nominating and Governance Committee. No director or director nominee is determined to be independent unless the Board has determined that neither the director or director nominee, nor an immediate family member of the director or director nominee, has had any direct or indirect material relationship with the Company within the last three years. The Board has adopted the applicable independence rules from the NASDAQ listing standards as our standards for independence and incorporated those into our Corporate Governance Guidelines, which can be found on our website at www.gymboree.com by clicking on “Our Company—Corporate Governance.”

In accordance with our Corporate Governance Guidelines, the Board selects the Chief Executive Officer and the Chairman in the manner that it determines to be in the best interests of the Company. Each of these positions may be held by the same person or may be held by two persons. Currently, Matthew K. McCauley serves as our Chairman and Chief Executive Officer. The Board believes that combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, and alignment on corporate strategy and provides an effective leadership model for the Company. The Board further believes that Mr. McCauley, in the combined role of Chairman and Chief Executive Officer, provides the best form of leadership for the Company and the Board.

The Corporate Governance Guidelines provide that when the Chairman is a member of management, independent members of the Board may select a lead independent director. The Board encourages strong communication among all of our independent directors and with the Chairman. The relatively small size and composition of our Board fosters informal communication and collegiality. The Board believes that it is currently best served without designating a lead independent director. The Board believes that the current structure is appropriate to effectively manage the affairs of the Company and is in the best interests of the Company’s stockholders.

In April 2010, the Board reviewed the responses of the directors to a questionnaire asking about their relationships with the Company (and those of their immediate family members) and other potential conflicts of interest, as well as material provided by management related to transactions, relationships or arrangements between the Company and the directors or parties related to the directors. The Board reviewed whether any transactions or relationships exist currently, or existed during the past three years, between each director, or certain family members of each director, and the Company or its subsidiaries and affiliates, senior management or their affiliates, equity investors or the Company’s independent registered public accounting firm. As a result of this review, the Board has determined that all directors, except Mr. McCauley, who is the Company’s Chairman of the Board and Chief Executive Officer, and Mr. Lambert, who is the Company’s Chief Operating Officer and former Chief Financial Officer, are independent under the applicable standards described above. The Board also determined that members of the Audit Committee, Compensation Committee and Nominating and Governance Committee meet all applicable independence tests of the NASDAQ listing standards, Securities and Exchange Commission (the “SEC”) and Internal Revenue Service.

The independent directors meet at least twice a year in executive sessions in conjunction with regularly scheduled meetings of the Board.

BOARD MEETINGS AND BOARD COMMITTEES

The Board has an Audit Committee, a Nominating and Governance Committee and a Compensation Committee. Each committee operates pursuant to a written charter that is publicly available on our website at www.gymboree.com by clicking on “Our Company—Corporate Governance.”

The Board’s role in our risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal, regulatory and strategic risks. While the Board is ultimately responsible for risk oversight, each of the Board committees assists in fulfilling these oversight responsibilities. The Audit Committee oversees management of financial risks. The Nominating and Governance Committee manages risks associated with corporate governance, including the independence of Board members and Board composition. The Compensation Committee is responsible for overseeing the management of risks relating to the compensation of executives, employees and non-employee directors.

The Audit Committee consists of Directors Lyle, as Chairman, Pound and Westerfield. All members of the Audit Committee possess the applicable financial literacy requirements of the Securities and Exchange Commission and the listing standards for The NASDAQ Stock Market. The Board has determined that each of Mr. Lyle and Mr. Westerfield is an “audit committee financial expert,” as that term is defined by the SEC. The Audit Committee assists the Board in the oversight of the integrity of the Company’s financial statements, its compliance with legal and regulatory requirements that relate to financial reporting matters, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, compliance with the Company’s Code of Ethics for Senior Financial Officers (including the Chief Executive Officer, Chief Financial Officer, principal accounting officer and controller (or persons performing similar functions)), and compliance with our Business and Ethics Code of Conduct for all personnel. The Audit Committee also reviews and approves all related-person transactions—see “Certain Relationships and Related-Person Transactions” below. The Audit Committee held 11 meetings during fiscal 2009.

The Nominating and Governance Committee consists of Directors Pound, as Chairman, Heil and Westerfield. The Nominating and Governance Committee is responsible for monitoring the composition of the Board and, when appropriate, seeking, screening and recommending for nomination candidates for election to the Board, including candidates for the Board submitted by stockholders in accordance with the procedures described in “Other Information—Company Consideration of Stockholder-Recommended Director Nominees” below. Candidates are interviewed by the Chairman and the Chief Executive Officer as well as at least two independent directors. In considering whether to recommend any candidate for inclusion in the Board’s slate of director nominees, the Nominating and Governance Committee will apply the criteria set forth in our Nominating and Governance Committee Charter and Director Selection Guidelines. These criteria include the candidate’s integrity, training, experience and ability at making and overseeing policy in business, government or education sectors, commitment, conflicts of interest and ability to act in the best interests of the Company and its constituents and to objectively assess Board, committee and management performances. The Nominating and Governance Committee evaluates each candidate based on his or her individual merits, taking into account the needs of the Company and the composition of the Board. Other factors considered may include diversity (age, geography, professional, other), industry knowledge, leadership qualities, decision-making abilities and public company board and committee experience. Although we have no policy regarding diversity, our Director Selection Guidelines include a statement that the Board should consider diversity and other factors including industry knowledge, leadership qualities, decision-making abilities and public company board and committee experience. The Nominating and Governance Committee does not assign specific weight to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide an overall mix of skills and characteristics that will allow the Board to function effectively. The Nominating and Governance Committee is also responsible for evaluating the structure and practices of, and when appropriate, recommending new policies to, the Board, including our Corporate Governance Guidelines. The Nominating and Governance Committee held four meetings during fiscal 2009.

The Compensation Committee consists of Directors Heil, as Chairman, Pound and Westerfield. The Compensation Committee generally oversees our compensation programs and policies. The Compensation Committee is responsible for:

•	Determining the compensation of our Chief Executive Officer;

•	Approving all other executive officers’ compensation, including salary and payments under our bonus and incentive compensation programs; and

•	Administering all of our incentive compensation and other stock or stock-based plans.

In approving compensation for our executive officers, the Compensation Committee takes into account the recommendations of our Chief Executive Officer and compensation consultants, as described further in “Compensation Discussion and Analysis” below. The Compensation Committee held nine meetings during fiscal 2009.

Pursuant to its written charter, the Compensation Committee may delegate certain of its responsibilities, as it deems appropriate, to other committees of the Board or to Company officers. The Compensation Committee has delegated to Matthew K. McCauley, our Chairman of the Board and Chief Executive Officer, and Marina Armstrong, our Senior Vice President, General Manager and Secretary, the authority to make grants of stock options and restricted stock unit awards to our employees other than executive officers, within individual and aggregate share limits specified by the Committee.

2009 DIRECTOR COMPENSATION TABLE

The following table sets forth information regarding compensation of our non-employee directors for fiscal 2009, which consisted of the following components: cash compensation, consisting of annual retainer fees, and equity compensation, consisting of annual restricted stock awards. Each of these components is described in more detail below.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Gary M. Heil	$50,000	$109,994	$159,994
Daniel R. Lyle (3)	60,000	109,994	169,994
Michael J. McCloskey (4)	37,500	109,994	147,494
John C. Pound	50,000	109,994	159,994
William U. Westerfield	50,000	109,994	159,994

(1)	This column reports the amount of cash compensation earned in fiscal 2009 for Board and committee service.

(2)

The amount reported in this column for each director reflects the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Stock Compensation, which is referred to as FASB ASC Topic 718, rather than an amount paid to or realized by the director, for restricted stock awards granted in fiscal 2009. The fair values of restricted stock awards are based on the fair value of the Company’s common stock on the date of grant.

In fiscal 2009, each of the non-employee directors was granted 2,972 shares of restricted stock on June 9, 2009, with a grant date fair value of $37.01 per share. At 2009 fiscal year end, each of Messrs. Heil, Lyle, Pound and Westerfield had 5,566 shares of unvested restricted stock, and all of Mr. McCloskey’s awards were fully vested as a result of his retirement from the Board. The Company did not grant any stock options to non-employee directors in fiscal 2009. The non-employee directors had the following outstanding option awards at January 30, 2010: Mr. Heil—10,937 shares, Mr. Lyle—none, Mr. McCloskey—none, Mr. Pound—15,978 shares and Mr. Westerfield—none.

(3)	Audit Committee Chair.

(4)	Mr. McCloskey retired from the Board effective October 19, 2009.

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties to the Company, as well as the skill level required by the Company for members of the Board.

The components of non-employee director compensation are set forth below. Directors who are employees of the Company do not receive any compensation for their services as directors.

	Effective as of June 12, 2007
Annual Board retainer fee (except for the Chairman of the Audit Committee)	$50,000	(1)
Annual retainer fee for the Chairman of the Audit Committee	$60,000	(1)
Annual automatic grant of shares of restricted stock of the Company	$110,000	(2)

(1)	The annual retainer fee is paid on a quarterly basis on the first day of the fiscal quarter. In addition, the Company reimburses non-employee directors for actual travel and out-of-pocket expenses incurred in connection with their services. There are no additional fees for meeting attendance.

(2)	The annual automatic grant of Company restricted stock is granted on the date of each annual meeting of stockholders. All shares of restricted stock are granted under the Company’s 2004 Equity Incentive Plan, and the number of shares to be granted is determined by dividing the cash value of the grant of shares of restricted stock by the closing price for the Company’s common stock on that date as reported on The NASDAQ Stock Market LLC. Shares subject to the restricted stock awards are subject to a forfeiture restriction that lapses with respect to one-third of the shares per year. The forfeiture restriction will lapse on an accelerated basis upon retirement.

In addition to the foregoing, all directors receive discounts on Company merchandise and on participation in Gymboree Play & Music programs.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND DIRECTORS AND MANAGEMENT

The following tables set forth certain information known to us with respect to beneficial ownership of our common stock as of April 5, 2010, by (i) each beneficial owner of more than 5% of the common stock, (ii) each director, (iii) our Chief Executive Officer, Chief Operating Officer/former Chief Financial Officer, and the three other most highly compensated executive officers serving as executive officers at the end of fiscal 2009 with respect to whom compensation information is disclosed in “Executive Compensation” below, and (iv) all current directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. The number of shares outstanding used in calculating the percentages for a person in the table below includes the shares underlying options held by such person to the extent exercisable within 60 days of April 5, 2010, but excludes other shares underlying options. Percentage of beneficial ownership is based on 29,621,133 shares outstanding as of April 5, 2010.

More than 5% Beneficial Stockholders

Name and Address	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc. 40 East 52nd Street New York, New York 10022 (1)	2,253,649	7.6%
FMR LLC 82 Devonshire Street Boston, Massachusetts 02109 (2)	3,171,780	10.7%

Independent Directors

Name and Address	Amount and Nature of Beneficial Ownership	Percent of Class
Gary M. Heil (3)	16,257	*
Daniel R. Lyle (4)	10,320	*
John C. Pound (5)	26,298	*
Scott A. Ryles	—	*
William U. Westerfield (6)	5,566	*

Named Executive Officers

Name and Address	Amount and Nature of Beneficial Ownership	Percent of Class
Matthew K. McCauley (7)	597,239	2%
Blair W. Lambert (8)	221,854	*
Kip M. Garcia (9)	277,553	*
Marina Armstrong (10)	262,339	*
Lynda G. Gustafson (11)	11,664	*
All current directors and executive officers as a group (11 persons) (12)	1,479,075	5%

*	Less than 1%.

(1)	This information is derived from this stockholder’s Schedule 13G filed with the SEC on January 29, 2010. BlackRock, Inc. filed the Schedule 13G and reported that, as of December 31, 2009, BlackRock, Inc. had sole voting power and sole dispositive power over 2,253,649 shares.

(2)	This information is derived from this stockholder’s Schedule 13G/A filed with the SEC on February 16, 2010. FMR LLC filed the Schedule 13G/A with affiliated persons and reported that, as of December 31, 2009, FMR LLC and the affiliated persons had sole voting power over 299,060 shares and sole dispositive power over 3,171,780 shares.

(3)	Includes 5,937 shares underlying options that are exercisable within 60 days of April 5, 2010, and 5,566 unvested shares of restricted stock.

(4)	Includes 5,566 unvested shares of restricted stock.

(5)	Includes 15,978 shares underlying options that are exercisable within 60 days of April 5, 2010, and 5,566 unvested shares of restricted stock.

(6)	Represents 5,566 unvested shares of restricted stock.

(7)	Includes 74,842 shares underlying options that are exercisable within 60 days of April 5, 2010, and 371,458 unvested shares of restricted stock.

(8)	Includes 138,750 unvested shares of restricted stock.

(9)	Includes 226,250 unvested shares of restricted stock.

(10)	Includes 208,750 unvested shares of restricted stock.

(11)	Includes 2,861 shares underlying options that are exercisable within 60 days of April 5, 2010 and 2,000 shares underlying restricted stock units that vest within 60 days of April 5, 2010.

(12)	Includes 116,118 shares underlying options that are exercisable within 60 days of April 5, 2010, 992,472 unvested shares of restricted stock and 4,000 shares underlying restricted stock units that vest within 60 days of April 5, 2010.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Executive officers, directors and greater than 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us and written representations from certain reporting persons, we believe that all such reports were filed on a timely basis during fiscal 2009. In April 2010, two transactions were inadvertently reported late on Form 4. Each transaction was a sale of common stock, one sale by Mr. McCauley and one sale by Mr. Garcia, pursuant to a Rule 10b5-1 sales plan previously described in a Current Report on Form 8-K filed by us with the SEC.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee of the Board is responsible for determining the compensation of our Chief Executive Officer and all other executive officers’ compensation, including base salary, payments under our bonus programs and equity compensation.

General Philosophy and Objectives

It is the philosophy of the Compensation Committee that executive compensation should be performance-based. Consistent with our philosophy, we tie a significant portion of senior executive compensation to our financial and business performance. We designed our compensation policies to:

•	Align the interests of our executive officers with those of our stockholders;

•	Support a performance-oriented environment that recognizes individual performance as well as the achievement of specific Company goals; and

•	Attract, reward and retain highly qualified executives.

We compensate our senior management, including the executive officers named in the compensation tables below, principally through a mix of base salary, cash bonus and equity compensation designed to provide total compensation at levels competitive with comparable companies with which we compete for executive talent. The Compensation Committee does not have a specific formula for the mix of base, cash incentives and equity incentives, but instead each year we examine the business plan and magnitude of “stretch” goals in the plan to determine the performance metrics and the emphasis that should be placed on annual compared to long-term incentives.

Historically, we have not entered into written employment contracts with our executives nor have we provided pension or similar benefits to our executives. Our executives participate in our 401(k) retirement plan on a similar basis as all other employees. Perquisites have been used on a limited basis and have not been a significant component of our compensation packages.

We view our four senior executives as a team responsible for much of the leadership and success achieved by the Company over the past five years. Their varied and complementary skills and their ability to work together on all aspects of the Company’s business have been extremely important. Our compensation decisions for the team are influenced by this performance more than any individual’s title or position, and we consider the retention of this team to be fundamental to the growth and future success of the Company.

Targeted Total Compensation and Benchmarking

Our compensation-setting process consists of targeting our Chief Executive Officer’s guaranteed compensation well below the 50th percentile relative to the base compensation offered by comparable companies, while providing the opportunity to earn total compensation commensurate with the Company’s performance.

As a starting point for establishing targeted total compensation for our Chief Executive Officer for fiscal 2009, we benchmarked overall compensation levels using a peer group of companies in the retail apparel sector with annual sales, market capitalizations and/or ownership profiles comparable to ours. The companies in our peer group for fiscal 2009 were Aeropostale, Buckle, Chico’s, Children’s Place, Coldwater Creek, Dress Barn, Guess, Hot Topic, JCrew, Limited Brands, Men’s Wearhouse, New York & Company, Pacific Sunwear, Talbots, Urban Outfitters, Wet Seal and Williams-Sonoma. In establishing this peer group, the Compensation Committee examined retail companies that generally had comparable business models with complex organizations in addition to companies in a revenue range of $500 million to $2 billion as a proxy for business complexity. Our peers were generally in the market capitalization range of $700 million to $3 billion so as to include both smaller-growth retailers and more established retailers with which we might compete to attract executive talent.

The peer group for fiscal 2009 was selected by us in consultation with our compensation consultant Radford, an Aon Consulting Company (“Radford”). Radford reports directly to the Compensation Committee in performing a range of services including providing independent direction on peer group companies and pay information, financial performance comparisons, and related general compensation recommendations.

In addition to the peer group information, our annual review of compensation generally relies on both quantitative and qualitative indicators of individual and Company performance in determining total compensation, including the achievement of pre-established earnings targets and other performance metrics (discussed in detail below), expense ratios, store openings, customer acquisition and loyalty, performance relative to certain competitors, the achievement of business objectives and strategic initiatives (particularly with respect to our more recently established operating divisions such as Janie and Jack, Gymboree Outlet and Crazy 8), succession planning and retention.

We followed a similar process with respect to establishing targeted total compensation for our other executive officers, including our other named executive officers. The Compensation Committee determines the compensation of the other executive officers in consultation with our Chief Executive Officer, who provides recommendations to the Committee.

Timing of Compensation Decisions

With the exception of significant promotions and new hires, we generally begin reviewing executive compensation for each fiscal year in the fourth quarter of the prior fiscal year, with the goal of finalizing our compensation early in the first quarter of the new fiscal year. This timing enables us to consider our prior year performance and that of our executives, as well as our expectations for the current year. We prefer that incentive awards are made as early as practicable in the year to ensure clarity and alignment with our strategic goals for the year.

Components of Executive Compensation

We compensate our executive officers principally through a combination of base salary, cash bonus and equity compensation. We believe that offering executive officers a total compensation package that includes a significant portion of at-risk, performance-based awards aligns the interests of the officers with those of our stockholders.

Base Salaries

The first key component of executive compensation is base salary. We provide our executive officers with base salaries below the 50th percentile of our peer group, consistent with our philosophy that a significant majority of our executive officers’ compensation should be performance-based in order to align our executive’s interests with those of our stockholders.

In December 2008, our executive officers requested that the Compensation Committee reduce executive base salaries as part of an overall Company strategy to reduce costs, including compensation costs, in light of deteriorating economic conditions and the challenging retail environment. Based on this recommendation, on December 9, 2008, the Compensation Committee approved a 15% reduction in our Chief Executive Officer’s salary in addition to salary reductions for the other executive officers and all other officers at the level of Vice President and above. Effective as of December 15, 2008, Mr. McCauley’s base salary was reduced from $750,000 to $637,500, Mr. Garcia’s base salary was reduced by 12% from $425,000 to $374,000, Mr. Lambert’s and Ms. Armstrong’s base salaries were reduced by 12% from $385,000 to $338,800, and Ms. Gustafson’s base salary was reduced by 10% from $230,000 to $207,000. Those reduced base salaries, as well as reduced salaries for our other officers at the level of Vice President and above, were in effect for all of fiscal 2009 and are expected to remain at those levels for fiscal 2010.

Cash Bonuses

The second key component of executive compensation is our cash bonus program. We historically established cash bonus programs with quarterly and annual awards based on specific earnings goals to encourage alignment with our stockholders’ interests. We have also, on occasion, provided discretionary cash bonuses in recognition of outstanding performance by an executive or group of executives.

At the beginning of fiscal 2009, our Chief Executive Officer informed the Compensation Committee that he and Mr. Lambert, Mr. Garcia and Ms. Armstrong chose not to participate in any formal incentive bonus programs for the year. At their request, we suspended our formal cash bonus program for the year for those senior executive officers.

At the end of the second and third fiscal quarters and the full fiscal year, the Company awarded cash bonuses to employees (other than executive officers) based on Company and employee performance during those periods. We awarded each of Ms. Gustafson and Jeffrey Harris (our former Vice President, Finance and, as of February 1, 2010, our Chief Financial Officer) $20,700 at the end of the second, third and fourth fiscal quarters ($62,100 in the aggregate) based on Company performance during those periods. In addition, we awarded each of Ms. Gustafson and Mr. Harris $70,000 in discretionary cash bonuses for individual and Company performance during fiscal 2009.

On February 1, 2010, the Committee reviewed the performance of Messrs. McCauley, Lambert and Garcia and Ms. Armstrong in fiscal 2009. The Committee felt that while senior management led by example in forgoing incentive bonuses for the year, the senior management team should nonetheless be rewarded for the Company’s overall outstanding performance for the year. The Company’s overall level of profitability and increased cash reserves, the achievement of profitability of the Crazy 8 brand, the level of internal measures of operations (such as the initial markup (IMU)), the opening of 100 new stores, and the development of a plan for international expansion were among the results viewed as significant by the Committee. The Committee concluded that Mr. McCauley’s leadership and management contributed significantly to these results and determined that Mr. McCauley should receive a discretionary cash bonus of $240,000. The Committee also determined that Mr. Lambert, Mr. Garcia and Ms. Armstrong had each contributed significantly to these results and awarded each a discretionary cash bonus of $120,000. The discretionary bonus received by each of these executive officers for fiscal 2009 was less than 20% of the cash incentive bonuses that each received for fiscal 2008.

Equity Compensation

The third key component of executive compensation is equity compensation. In fiscal 2009, we continued our practice of granting to our senior executives restricted stock awards that vest based on both the achievement of specified performance goals and continued service. We believe that performance-based restricted stock provides a better vehicle for retention and a more effective long-term incentive as compared to stock options or restricted stock that vests based solely on continued service. However, we may use restricted stock awards with only time-based vesting on a limited basis as appropriate when retention or recruitment is our primary and immediate objective.

Our process for granting restricted stock is as follows:

•	We consider a number of factors, including prior year performance, in determining the grant size.

•	Each grant contains performance criteria that must be satisfied during the performance period in order for the restricted stock grant to be “earned” and subject to vesting.

•

At the end of the performance period, the portion of the grant that is “earned” is determined based on actual performance and 25% of that earned portion vests. The unearned portion of the grant lapses.

•	The remaining 75% of the earned portion of the grant vests in annual increments of 25% over three years, provided that the executive remains employed by the Company.

On April 15, 2009, we granted performance-based restricted stock awards for fiscal 2009 in the aggregate amount of 120,000 shares to Mr. McCauley and 80,000 shares to each of Mr. Lambert, Mr. Garcia, and Ms. Armstrong. The award level actually earned by the recipients depended on the satisfaction of four separate performance criteria as discussed in more detail below. At the end of the fiscal 2009 performance period, 25% of the total award for each recipient would be “earned” for each of the four performance metrics that were satisfied. For example, if three of four performance metrics were satisfied for Mr. McCauley, he would “earn” 90,000 shares.

The Committee has historically relied on earnings per share as the principal measure that reflects the Company’s performance and aligns the interests of management with those of our stockholders. The Committee continues to believe that earnings per share is a valuable metric to assess Company and management performance. However, for fiscal 2009, the Committee used additional performance metrics that reflect the increasing importance to our overall strategic plan of Crazy 8, our newest concept, and the enhancement of operations at Gymboree, our largest and most-established brand. The performance metrics allowed us to measure management’s success in improving the operations and internal performance of Crazy 8 and Gymboree in a period of significant economic uncertainty.

The four performance goals, each worth 25% of the total award, were as follows:

(1) Achieving diluted earnings per share from continuing operations of $2.60 or more for fiscal 2009, as reported in our Annual Report on Form 10-K for the year. Given the significant impact of the economic downturn on our financial performance and that of many retailers and the challenging retail environment at the beginning of the year, the Committee believed that achieving at least 80% of our fiscal 2008 earnings of $3.21 per diluted share, which approximated our fiscal 2007 earnings of $2.67 per diluted share, would be a significant accomplishment in support of shareholder value.

(2) Generating an average IMU for Gymboree-brand stores at a specified level for specified development periods in fiscal 2009. The IMU is a measure of the initial markup of a product expressed as a percentage of the retail selling price. IMU equals (a) the difference between the total retail value of inventory purchased and the cost value of that inventory divided by (b) the total retail value of inventory purchased. The Gymboree brand is our oldest and most mature brand and the Committee viewed an increase in the IMU from fiscal 2008 levels as a sign that we were able to effectively continue to grow that business and increase the margins for Gymboree products. The Committee believed that, taking into account macroeconomic pressures on pricing, and after achieving product cost reductions in the Gymboree brand for each of the prior four years, it would be very difficult to achieve the significant additional production cost savings during fiscal 2009 necessary to increase the Gymboree IMU, particularly as customers continued to be focused on value during the economic downturn.

(3) Generating an average IMU for Crazy 8 stores at a specified level for specified development periods in fiscal 2009. The Crazy 8 brand is our newest brand and our most significant growth opportunity. The Committee felt that increasing the IMU of the Crazy 8 brand, regardless of external factors affecting our profitability or the brand, would further establish the brand’s ability to take full advantage of our aggressive cost reduction strategies, promote the rapid expansion of Crazy 8 and position Crazy 8 to take advantage of an economic turnaround. The Committee believed that the substantial reduction in cost of goods necessary to realize the IMU goal present a significant challenge to management, particularly for a relatively newer brand in a very competitive market.

(4) Achieving profitability for the Crazy 8 stores in the fourth quarter of fiscal 2009. Profitability for this purpose was defined as all Crazy 8 revenues reduced by cost of goods, direct store expenses, direct web expenses, design expenses, merchandising expenses, buying expenses and marketing expenses. The Crazy 8 brand is our most significant growth opportunity and the Compensation Committee viewed achieving internal “break-even” early in its third year of operations as evidence that the brand business model was maturing, especially in the difficult economic environment anticipated for fiscal 2009.

We have not disclosed specific IMU percentages for either the Gymboree or Crazy 8 brands as we believe that such disclosure would result in competitive harm to us. These internal metrics reflect both our ability to achieve cost reductions in production as well as internal contribution margins. We do not publicly disclose this information and if disclosed, we believe the information would provide competitors and others with insight into our product costing and pricing strategies, and the related operational strengths and weaknesses, that would be harmful to us.

For fiscal 2009, the Company achieved earnings of $3.41 per diluted share, satisfied the IMU goals for both Gymboree and Crazy 8, and Crazy 8 was profitable (as defined above) for the fourth quarter of fiscal 2009. Based on satisfaction of all four of the performance criteria, Mr. McCauley “earned” 120,000 shares and Mr. Lambert, Mr. Garcia and Ms. Armstrong each “earned” 80,000 shares. Each of these “earned” awards became 25% vested on April 15, 2010, and will vest in additional 25% increments on April 15 in each of 2011, 2012 and 2013, provided that the executive is employed by the Company at that time. Ms. Gustafson received 8,000 restricted stock units on April 15, 2009, with time-based vesting over a four-year period.

Other Benefits

Severance Benefits

We do not enter into written employment agreements with our employees, so the only severance benefits available to our executives are those under our management severance plans in effect from time to time or contained in our stock option and restricted stock award agreements. These benefits are provided to our executives at the level of Vice President and above in the case of a termination without “cause.” We believe that reasonable severance benefits support employee retention, particularly in the case of executives who are long-term employees of the Company.

Under our Amended and Restated Management Severance Plan each of our named executive officers would receive a severance benefit equal to 100% of base salary in the event of an involuntary termination without cause. We also continue health and other insurance benefits for eighteen months. We believe this level of severance benefits is competitive with those offered by our peer companies both for our existing executives and for potential new executive hires.

In the event of an involuntary termination without cause (as defined in the Amended and Restated Management Severance Plan) of any executive officer, the equity awards held by such officer are treated as follows:

•	any outstanding stock options that were not then fully exercisable and vested would become fully vested and exercisable, effective as of the date of termination of such executive officer;

•

any applicable time-based forfeiture restrictions on outstanding performance-based restricted stock and restricted stock unit awards would lapse, effective as of the date of termination of such executive officer (this applies to “earned” awards but does not apply to awards initially granted without performance conditions or to performance-based restricted stock and restricted stock unit awards that remain subject to performance criteria at the time of termination); and

•	any outstanding performance-based restricted stock and restricted stock unit awards subject to performance criteria at the time of termination are forfeited.

We believe that the lapse of restrictions on “earned” restricted stock and restricted stock units upon an executive officer’s involuntary termination is appropriate given our emphasis on performance-based compensation for our executive officers and the need to provide some certainty and retention incentives to those executive officers with respect to equity awards that had been “earned” by satisfying performance criteria but which might not be realized in the case of an involuntary termination.

Change of Control

We provide change-of-control benefits to eliminate, or at least reduce, any reluctance on the part of our senior management to pursue potential change-of-control transactions that may be in the best interests of our stockholders by providing for payments that will protect them in the event of a change of control.

Under our Amended and Restated Management Change of Control Plan, each of our named executive officers would receive lump-sum payments equal to 300% (200% in the case of Ms. Gustafson) of his or her annual cash compensation (current salary plus average bonus for the prior three full fiscal years), as well as a pro-rated bonus for the year in which termination occurs, if employment terminates on an involuntary basis other than for cause within eighteen months following a change of control. We also continue health and other insurance benefits for eighteen months. To the extent that payments to any participant under the Management Change of Control Plan are “parachute payments” under Internal Revenue Code Section 280G and subject to an excise tax under Internal Revenue Code Section 4999, we will gross up the change-of-control benefits so that the participant will receive the benefit promised net of any incremental taxes imposed.

In addition, in the event of a change of control, our 2004 Equity Incentive Plan provides that all outstanding unvested stock options will become immediately vested and exercisable on that date and the participant may elect to exchange them for cash payments calculated by a formula set forth in the plan. The 2004 Equity Incentive Plan also provides that the vesting restrictions on all restricted stock and restricted stock unit awards will lapse. We provide “gross-up” benefits for each executive officer with respect to the accelerated vesting of outstanding stock options and lapse of restrictions on restricted stock and restricted stock units resulting from a change of control, even if the executive officer’s employment is not terminated, if the accelerated vesting and lapse of restrictions, when aggregated with any other change-of-control payments or benefits, would constitute a “parachute payment.”

As discussed above under “Equity Compensation,” restricted stock, which vests over a three-year period once earned by the satisfaction of performance criteria after a one-year period, is key to creating a meaningful long-term incentive structure with an effective retention feature. The uncertainty created by the potential of a “parachute tax” as a result of the acceleration of equity awards following a change of control, whether or not followed by an involuntary termination, diminishes the potential value of those awards, which in turn may create a disincentive for our executives to pursue change-of-control transactions that may be beneficial to our stockholders. We have placed increasing weight on long-term equity incentives in our compensation structure and believe it is important to ensure that the value of those incentives is preserved in change-of-control situations.

Retirement Plans

We maintain a 401(k) plan pursuant to which we have historically matched employee contributions on a dollar-for-dollar basis up to 4% of salary, subject to applicable legal limits. There are no other retirement plans in place for any employees, including the named executive officers. Due to the difficult economic environment anticipated for fiscal 2009, the 401(k) match was suspended on March 1, 2009 and has not been reinstated.

Death Benefit

On August 13, 2009, we determined that any applicable time-based forfeiture restrictions on outstanding performance-based restricted stock and restricted stock unit awards would lapse on the death of the holder of such awards (this does not apply to awards without performance conditions or to performance-based restricted stock and restricted stock unit awards that are subject to performance criteria at the time of termination).

Perquisites and Other Benefits

We annually review the perquisites that members of our senior management receive. The primary perquisite for executives at the level of Vice President or above consists of reimbursement of up to 1% of base salary for tax-related and other financial planning services. We believe that good financial planning by experts reduces the amount of time and attention senior management must spend on that topic and maximizes the net financial reward to the employees from their compensation packages.

Executive officers historically have the opportunity to participate in our 1993 Amended and Restated Employee Stock Purchase Plan on the same basis as other employees. The Amended and Restated Employee Stock Purchase Plan was suspended on January 1, 2009, and has not been reinstated.

We pay all medical, dental and vision insurance premiums at and above the level of Vice President. We pay life and disability insurance premiums for all eligible employees. Executive officers may also participate in certain other benefit programs that we make available to all eligible employees, including discounts on our products.

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to a public company for compensation in excess of $1,000,000 paid to the Company’s chief executive officer or any of the three other most highly compensated executive officers (other than the chief financial officer). Certain performance-based compensation is specifically exempt from the deduction limit.

The Compensation Committee attempts to minimize executive compensation expense that is non-deductible for tax purposes while retaining the flexibility necessary to provide total compensation in line with our compensation philosophy. Except with respect to a portion of the compensation expense arising from the vesting of a non-performance-based restricted stock award granted to Mr. McCauley in 2005 (in connection with his promotion to Chief Executive Officer), Section 162(m) did not limit our ability to deduct the compensation we paid for fiscal 2009.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended January 30, 2010.

THE COMPENSATION COMMITTEE

Gary M. Heil, Chairman
John C. Pound William U. Westerfield

EXECUTIVE COMPENSATION

2009 SUMMARY COMPENSATION TABLE

The following table sets forth information regarding compensation for each of our named executive officers for fiscal years 2009, 2008 and 2007. All numbers are rounded to the nearest dollar.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Matthew K. McCauley (3)	2009	$637,500	$240,000	$3,474,000		$15,258	$4,366,758
Chairman and CEO	2008	884,831	—	6,237,500	2,103,915	25,601	9,251,847
	2007	645,000	—	9,207,500	886,875	23,652	10,763,027

Blair W. Lambert (4)(5)	2009	338,800	120,000	2,316,000		16,785	2,791,585
COO/Former CFO	2008	404,516	—	2,696,350	644,144	21,681	3,766,691
	2007	385,000	—	6,629,400	449,969	21,126	7,485,495

Kip M. Garcia (6)	2009	374,000	120,000	2,316,000		12,666	2,822,666
President	2008	493,519	—	4,145,200	820,974	20,781	5,480,474
	2007	385,000	—	6,629,400	449,969	19,159	7,483,528

Marina Armstrong (7)	2009	338,800	120,000	2,316,000		18,673	2,793,473
SVP, General Manager	2008	464,886	—	2,696,350	644,144	24,720	3,830,100
	2007	384,327	—	6,629,400	449,356	26,958	7,490,041

Lynda G. Gustafson (8)	2009	207,000	132,100	231,600		14,099	584,799
VP, Corporate Controller	2008	225,750	79,660	201,350	135,488	21,672	663,920
	2007	218,500	33,000	167,400	131,100	21,820	571,820

(1)	The amount reported in this column for each officer reflects the dollar amount of base salary paid in the year, including salary increases and decreases effective during the year.

(2)	The amount reported in this column for each officer reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, rather than an amount paid to or realized by the officer, for restricted stock and restricted stock unit awards granted in the year. The fair values of restricted stock awards and restricted stock units are based on the fair value of the Company’s common stock on the date of grant.

(3)	The All Other Compensation column for fiscal 2009 with respect to Mr. McCauley represents $15,258 for medical, life and disability insurance premiums paid by the Company for the benefit of the insured.

(4)	Mr. Lambert resigned as CFO effective January 30, 2010.

(5)	The All Other Compensation column for fiscal 2009 with respect to Mr. Lambert represents $15,285 for medical, life and disability insurance premiums paid by the Company for the benefit of the insured and $1,500 for financial planning services paid for by the Company.

(6)	The All Other Compensation column for fiscal 2009 with respect to Mr. Garcia represents $12,666 for medical, life and disability insurance premiums paid by the Company for the benefit of the insured.

(7)	The All Other Compensation column for fiscal 2009 with respect to Ms. Armstrong represents $15,285 for medical, life and disability insurance premiums paid by the Company for the benefit of the insured and $3,388 for financial planning services paid by the Company.

(8)	The All Other Compensation column for fiscal 2009 with respect to Ms. Gustafson includes $13,462 for medical, life and disability insurance premiums paid by the Company for the benefit of the insured.

2009 GRANTS OF PLAN-BASED AWARDS TABLE

The following table provides information regarding grants of plan-based awards for each of our named executive officers for fiscal 2009.

Name	Type of Award	Grant Date	Estimated Future Payout Under Equity Incentive Plan Awards		Grant Date Fair Value of Stock and Option Awards ($)
			Target (#)
Matthew K. McCauley	RSA	4/15/09	120,000	(1)	$3,474,000
Chairman and CEO

Blair W. Lambert	RSA	4/15/09	80,000	(1)	2,316,000
COO/Former CFO

Kip M. Garcia	RSA	4/15/09	80,000	(1)	2,316,000
President

Marina Armstrong	RSA	4/15/09	80,000	(1)	2,316,000
SVP, General Manager

Lynda G. Gustafson	RSU	4/15/09	8,000	(2)	231,600
VP, Corporate Controller

(1)	Each restricted stock award was subject to four separate performance goals, satisfaction of each of which entitled the recipient to 25% of the award, subject to continued service to the Company. There was no threshold or maximum amount for these awards.

(2)	Ms. Gustafson was granted an award of 8,000 restricted stock units subject only to continued service to the Company. There was no threshold or maximum amount for this award.

Amounts in the Stock Awards column in the Summary Compensation Table relate to restricted stock awards (RSAs) and restricted stock unit awards (RSUs) granted under our 2004 Equity Incentive Plan. Additional information about the restricted stock and restricted stock unit awards, including the vesting schedule for the awards granted to the named executive officers and included in the 2009 Grants of Plan-Based Awards Table, is included in “Compensation Discussion and Analysis” above.

2009 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE

The following table provides information regarding the number and estimated value of outstanding stock options and unvested stock awards held by each of our named executive officers at fiscal 2009 year end. Market values for restricted stock and restricted stock units are presented as of the end of fiscal 2009 (based on the closing stock price of our common stock on January 29, 2010, the last trading day of the year, of $39.01).

		Option Awards(1)				Stock Award
Name	Grant Date	Number of Securities Underlying Unexercised Options(#)		Option Exercise Price ($)	Option Expiration Date	Service-Based Equity Awards		Equity Incentive Plan Awards
		Exercisable	Unexercisable			Number of Shares or Units of Stock That Have Not Vested(#)	Market Value of Shares or Units of Stock That Have Not Vested($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested(#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested($)
Matthew K. McCauley, Chairman and CEO
Equity Awards (RSA) (2)	4/15/2009							120,000	$4,681,200
Equity Awards (RSA) (3)	4/1/2008							75,000	2,925,750
Equity Awards (RSA) (4)	3/3/2008							37,500	1,462,875
Equity Awards (RSA) (5)	2/10/2007							72,916	2,844,453
Equity Awards (RSA) (6)	2/10/2006							45,000	1,755,450
Stock Options	3/21/2005	41,667	0	$12.24	3/21/2015
Stock Options	2/7/2005	23,801	0	12.00	2/7/2015
Stock Options	11/18/2004	9,374	0	11.66	11/18/2014
Blair W. Lambert, COO/Former CFO
Equity Awards (RSA) (7)	4/15/2009							80,000	3,120,800
Equity Awards (RSA) (8)	4/1/2008							30,000	1,170,300
Equity Awards (RSA) (9)	3/3/2008							18,750	731,438
Equity Awards (RSA) (10)	2/10/2007							52,500	2,048,025
Equity Awards (RSA) (11)	2/10/2006							7,500	292,575
Stock Options	3/21/2005	7,826	0	12.24	3/21/2015
Kip M. Garcia, President
Equity Awards (RSA) (7)	4/15/2009							80,000	3,120,800
Equity Awards (RSA) (12)	4/1/2008							45,000	1,755,450
Equity Awards (RSA) (13)	3/3/2008							30,000	1,170,300
Equity Awards (RSA) (10)	2/10/2007							52,500	2,048,025
Equity Awards (RSA) (14)	2/10/2006							10,000	390,100
Equity Awards (RSA) (15)	2/10/2006					12,500	487,625
Stock Options	11/18/2004	8,734	0	11.66	11/18/2014
Stock Options	4/26/2004	3,125	0	17.33	4/26/2014
Marina Armstrong, SVP, General Manager
Equity Awards (RSA) (7)	4/15/2009							80,000	3,120,800
Equity Awards (RSA) (8)	4/1/2008							30,000	1,170,300
Equity Awards (RSA) (9)	3/3/2008							18,750	731,438
Equity Awards (RSA) (10)	2/10/2007							52,500	2,048,025
Equity Awards (RSA) (11)	2/10/2006							7,500	292,575
Equity Awards (RSA) (15)	2/10/2006					12,500	487,625
Lynda G. Gustafson, VP, Corporate Controller
Equity Awards (RSU) (16)	4/15/2009					8,000	312,080
Equity Awards (RSU) (17)	3/3/2008					3,750	146,288
Equity Awards (RSU) (18)	4/5/2007							2,000	78,020
Equity Awards (RSU) (19)	2/10/2006					1,250	48,763
Stock Options	2/7/2005	1,663	0	12.00	2/7/2015
Stock Options	11/18/2004	1,198	0	11.66	11/18/2014

(1)	Except as otherwise noted, stock options vest 1/48th per month of continuous service completed from the Grant Date shown above.

(2)

As described in more detail in “Compensation Discussion and Analysis” above, Mr. McCauley received a performance-based award of 120,000 shares of restricted stock. The total number of shares of Mr. McCauley’s award that can vest over four years depends on satisfaction of four separate performance criteria. In each case, 25% of the shares would vest on April 15, 2010, and 25% of the shares would vest on each of April 15, 2011, 2012 and 2013. All four performance criteria were satisfied; accordingly, 120,000 shares of the total of 120,000 shares awarded to Mr. McCauley may vest depending on his continued service to the Company, with 30,000 shares to vest on each of April 15, 2010, 2011, 2012 and 2013.

(3)	Mr. McCauley received a performance-based award of 100,000 shares of restricted stock in 2008. Based on the Company’s fiscal 2008 earnings per diluted share, 100,000 shares of the total of 100,000 shares awarded to Mr. McCauley may vest depending on his continued service to the Company; 25,000 shares vested on April 16, 2009, and 25,000 shares may vest on each of April 1, 2010, 2011 and 2012.

(4)	Mr. McCauley received a performance-based award of 50,000 shares of restricted stock in 2008. Based on the Company’s fiscal 2008 earnings per diluted share, 50,000 shares of the total of 50,000 shares awarded to Mr. McCauley may vest depending on his continued service to the Company; 12,500 shares vested on April 16, 2009, and 12,500 shares may vest on each of March 3, 2010, 2011 and 2012.

(5)	Mr. McCauley received a performance-based award of 250,000 shares of restricted stock in 2007. Based on the Company’s fiscal 2007 earnings per diluted share, 145,833 shares of the total of 250,000 shares awarded to Mr. McCauley may vest depending on his continued service to the Company; 36,459 shares vested on April 17, 2008, 36,458 shares vested on February 10, 2009, and 36,458 shares may vest on each of each of February 10, 2010 and 2011.

(6)	Mr. McCauley received a performance-based award of 180,000 shares of restricted stock in 2006. Based on the Company’s fiscal 2006 earnings per diluted share, 180,000 shares of the total of 180,000 shares awarded to Mr. McCauley may vest depending on his continued service to the Company; 45,000 shares vested on each of April 19, 2007, February 10, 2008, and February 10, 2009, and 45,000 shares may vest on February 10, 2010.

(7)	As described in more detail in “Compensation Discussion and Analysis” above, Mr. Lambert, Mr. Garcia and Ms. Armstrong each received a performance-based award of 80,000 shares of restricted stock. The total number of shares of each of those awards that can vest over four years depends on satisfaction of four separate performance criteria. In each case, 25% of the shares would vest on April 15, 2010, and 25% of the shares would vest on each of April 15, 2011, 2012 and 2013. All four performance criteria were satisfied; accordingly, 80,000 shares of the total of 80,000 shares awarded to Mr. Lambert, Mr. Garcia and Ms. Armstrong may vest depending on their continued service to the Company, with 20,000 shares to vest on each of April 15, 2010, 2011, 2012 and 2013.

(8)	Mr. Lambert and Ms. Armstrong each received a performance-based award of 40,000 shares of restricted stock in 2008. Based on the Company’s fiscal 2008 earnings per diluted share, 40,000 shares of the total of 40,000 shares awarded to each of Mr. Lambert and Ms. Armstrong may vest depending on their continued service to the Company; 10,000 shares vested on April 16, 2009, and 10,000 shares may vest on each of April 1, 2010, 2011 and 2012.

(9)	Mr. Lambert and Ms. Armstrong each received a performance-based award of 25,000 shares of restricted stock in 2008. Based on the Company’s fiscal 2008 earnings per diluted share, 25,000 shares of the total of 25,000 shares awarded to each of Mr. Lambert and Ms. Armstrong may vest depending on their continued service to the Company; 6,250 shares vested on April 16, 2009, and 6,250 shares may vest on each of March 3, 2010, 2011 and 2012.

(10)	Mr. Lambert, Mr. Garcia and Ms. Armstrong each received a performance-based award of 180,000 shares of restricted stock in 2007. Based on the Company’s fiscal 2007 earnings per diluted share, 105,000 shares of the total of 180,000 shares awarded to each of Mr. Lambert, Mr. Garcia and Ms. Armstrong may vest depending on their continued service to the Company; 26,250 shares vested on each of April 17, 2008 and February 10, 2009, and 26,250 shares may vest on each of February 10, 2010 and 2011.

(11)

Mr. Lambert and Ms. Armstrong each received a performance-based award of 30,000 shares of restricted stock in 2006. Based on the Company’s fiscal 2006 earnings per diluted share, 30,000 shares of the total of

30,000 shares awarded to each of Mr. Lambert and Ms. Armstrong may vest depending on their continued service to the Company; 7,500 shares vested on each of April 19, 2007, February 10, 2008 and February 10, 2009, and 7,500 shares may vest on February 10, 2010.

(12)	Mr. Garcia received a performance-based award of 60,000 shares of restricted stock in 2008. Based on the Company’s fiscal 2008 earnings per diluted share, 60,000 shares of the total of 60,000 shares awarded to Mr. Garcia may vest depending on his continued service to the Company; 15,000 shares vested on April 16, 2009, and 15,000 shares may vest on each of April 1, 2010, 2011 and 2012.

(13)	Mr. Garcia received a performance-based award of 40,000 shares of restricted stock in 2008. Based on the Company’s fiscal 2008 earnings per diluted share, 40,000 shares of the total of 40,000 shares awarded to Mr. Garcia may vest depending on his continued service to the Company; 10,000 shares vested on April 16, 2009, and 10,000 shares may vest on each of March 3, 2010, 2011 and 2012.

(14)	Mr. Garcia received a performance-based award of 40,000 shares of restricted stock in 2006. Based on the Company’s fiscal 2006 earnings per diluted share, 40,000 shares of the total of 40,000 shares awarded to Mr. Garcia may vest depending on his continued service to the Company; 10,000 shares vested on each of April 19, 2007, February 10, 2008 and February 10, 2009, and 10,000 shares may vest on February 10, 2010.

(15)	12,500 shares to vest on February 10, 2010.

(16)	2,000 shares to vest on each of April 15, 2010, 2011, 2012 and 2013.

(17)	1,250 shares to vest on each of March 3, 2010, 2011 and 2012.

(18)	Ms. Gustafson received a performance-based award of 4,000 restricted stock units in 2007. Based on the Company’s fiscal 2007 earnings per diluted share, all 4,000 units awarded to Ms. Gustafson may vest depending on her continued service to the Company; 1,000 units vested on each of April 5, 2008 and 2009, and 1,000 units may vest on each of April 5, 2010 and 2011.

(19)	1,250 shares to vest on February 10, 2010.

2009 OPTION EXERCISES AND STOCK VESTED TABLE

The following table provides information regarding stock option exercises and restricted stock or restricted stock unit awards vesting for each of our named executive officers during fiscal 2009. For stock options, the value realized is the difference between the closing fair market value of the underlying stock at the time of exercise and the exercise price. For stock awards, the value realized is based on the closing fair market value of the underlying stock on the vesting date.

	Option Awards		Stock Awards
Name of Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized Upon Vesting ($)
Matthew K. McCauley			143,958	$4,127,256
Chairman and CEO

Blair W. Lambert	72,255	$2,399,685	50,000	1,361,638
COO/Former CFO

Kip M. Garcia	24,600	747,976	73,750	2,011,788
President

Marina Armstrong	71,770	2,198,123	62,500	1,688,763
SVP, General Manager

Lynda G. Gustafson	4,166	143,644	3,500	85,520
VP, Corporate Controller

TERMINATION OF EMPLOYMENT AND CHANGE-OF-CONTROL ARRANGEMENTS

We offer our executives certain benefits on termination of employment under our Amended and Restated Management Severance Plan and on termination of employment following a change of control under our Amended and Restated Management Change of Control Plan. A change of control may also accelerate the vesting of unvested stock options and the lapse of restrictions on stock awards under the terms of our equity compensation plans.

We have not entered into written employment agreements with any of our executive officers, so the only contractual benefits to an executive officer in the event of a termination of employment and/or a change of control are under these plans or as set forth below.

Severance Benefits under Management Severance Plan

The Amended and Restated Management Severance Plan provides participants with certain payments if their employment terminates on an involuntary basis unrelated to a change of control of the Company. A participant’s employment generally will be deemed to have been involuntarily terminated if terminated other than for cause, death or disability.

The Amended and Restated Management Severance Plan provides plan participants with severance payments equal to 25%, 50% or 100% of the participant’s base salary, payable in a lump sum, plus COBRA premiums continuation payments for 3, 6, 12 or 18 months, if the participant’s employment terminates on an involuntary basis unrelated to a change of control of the Company. All of our named executive officers participate in the Amended and Restated Management Severance Plan and are eligible to receive a severance payment equal to 100% of base salary, less applicable taxes, plus COBRA premiums continuation payments for 18 months, if involuntarily terminated.

Payments under the Amended and Restated Management Severance Plan are conditioned on the participant’s delivery of a waiver and release of claims in a form provided by the Company. Severance payments are also subject to forfeiture if the participant violates the Company’s Code of Ethics or Code of Conduct or the participant’s restrictive covenants with the Company. Payments under the Amended and Restated Management Severance Plan are not payable if a participant is also entitled to benefits under the Amended and Restated Management Change of Control Plan.

Severance and Death Benefits – Acceleration of Vesting of Option Awards and Lapse of Restrictions on Stock Awards

As discussed above in “Compensation Discussion and Analysis,” we provide additional benefits to our executive officers in the event of their death or involuntary termination (as defined in the Amended and Restated Management Severance Plan). Any stock options held by an executive officer that are not then fully exercisable and vested, will become fully vested and exercisable upon an involuntary termination of that officer, effective as of the date of termination. Any time-based forfeiture restrictions on outstanding performance-based restricted stock and restricted stock unit awards held by an executive officer will lapse upon the death or involuntary termination of that officer, effective as of the date of termination, as applicable (this would not apply to awards without performance conditions or to performance-based restricted stock awards that are subject to performance criteria at the time of termination).

Change of Control Benefits under Management Change of Control Plan

Participants in the Amended and Restated Management Change of Control Plan are eligible to receive certain lump-sum payments and COBRA premiums continuation payments if their employment terminates on an involuntary basis other than for cause, death or disability within a specified period (either 12 or 18 months) following a Change of Control of the Company (as defined below). The lump-sum payment is equal to a specified multiple (100%, 200% or 300%) of the participant’s annual compensation (current base salary plus average annual bonus for the three full fiscal years prior to termination) plus a pro-rated bonus for the year of termination, less applicable taxes. The terminated employee will receive COBRA premiums continuation payments for a period of 12 or 18 months; however, payments in respect of each individual benefit are subject to earlier termination if a participant receives comparable coverage for that benefit under another employer’s plan.

An employee’s employment will generally be deemed to have been involuntarily terminated other than for cause upon (i) a material reduction in title, duties or responsibilities, (ii) a material reduction in annual base salary, or (iii) a material change in geographic work location. A “Change of Control” of the Company is generally defined as (1) an acquisition of 50% or more of the voting power of the Company, (2) a change in the composition of the Board of the Company in a two-year period, without the approval of the Incumbent Directors (as defined in the plan), that results in fewer than a majority of the Incumbent Directors remaining in office, (3) the completion of a merger or consolidation where the existing stockholders of the Company do not hold more than 50% of the voting power of the surviving entity, or (4) the sale or disposition of all or substantially all of the assets of the Company.

Under the Amended and Restated Management Change of Control Plan, if any of the named executive officers is terminated involuntarily, other than for death, disability or cause, at any time within 18 months following a Change of Control, the named executive officer, other than Lynda G. Gustafson, will be eligible to receive a payment equal to 300% of his or her annual compensation and a pro-rated bonus, in a single lump-sum payment, less applicable taxes, and COBRA premiums continuation payments for 18 months. Ms. Gustafson will be eligible to receive a payment equal to 200% of her annual compensation and a pro-rated bonus, in a single lump-sum payment, less applicable taxes, and COBRA premiums continuation payments for 18 months.

If the benefits under the Management Change of Control Plan, when aggregated with any other payments or benefits received by a participant, or to be received by a participant, would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then the participant’s plan benefits will be grossed up so that the net amount retained by the participant will equal the payment described in the preceding paragraph.

Change of Control Benefits under the Equity Compensation Plans – Acceleration of Vesting of Option Awards and Lapse of Restrictions on Stock Awards

In the event of a Change of Control, all outstanding awards under our 1993 Stock Option Plan, 2002 Stock Incentive Plan and 2004 Equity Incentive Plan will become immediately vested and exercisable on that date and will be terminated in exchange for cash payments calculated by a formula under the appropriate plan. The 1993 Stock Option Plan, 2002 Stock Incentive Plan and the 2004 Equity Incentive Plan each define a “Change of Control” as the acquisition by any person other than the Company, a subsidiary of the Company or an employee benefit plan of the Company of 50% or more of the voting power of the Company’s outstanding securities, stockholder approval of a merger or consolidation where the existing stockholders of the Company would not hold more than 50% of the voting power of the surviving entity, a change in the Board such that the majority of directors are no longer Incumbent Directors (as that term is defined in each plan), or stockholder approval of an agreement for the sale or disposition of all or substantially all the assets of the Company.

With respect to the named executive officers, all outstanding unvested stock options will fully vest and all restrictions on all outstanding restricted stock and restricted stock unit awards will lapse.

As discussed above in “Compensation Discussion and Analysis,” we provide “gross-up” benefits to executive officers in connection with the accelerated vesting and lapse of restrictions upon a Change of Control, without regard to employment status. If the accelerated vesting and lapse of restrictions, when aggregated with any other change-of-control payments or benefits, would constitute a “parachute payment” within the meaning of Section 280G of the Internal Revenue Code and would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then the participant will receive a gross-up payment so that the net amount retained by the participant will equal the value of the accelerated vesting and lapse of restrictions.

2009 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL TABLE

The potential payments upon termination of employment or change of control for each of the named executive officers are set forth in the table below. The amounts for Stock Option Vesting Acceleration and Lapse of Stock Award Restrictions in each column assume that the intrinsic value per share for vested stock options and shares of restricted stock is $39.01 per share, the closing price of the our common stock on January 29, 2010.

Amounts payable pursuant to the Amended and Restated Management Severance Plan reported in the Before Change of Control Involuntary Termination w/o Cause column assume termination of employment on January 29, 2010, the last business day of fiscal 2009.

Amounts payable in the Change of Control column assume a change of control that is not accompanied by a termination of employment on January 29, 2010, the last business day of fiscal 2009, and includes only the amounts for option acceleration and lapse of restrictions on stock awards that are triggered upon a change of control. In this situation, “gross-up” payments are not payable to any of the named executive officers since the value of the accelerated options and lapse of forfeiture restrictions on stock awards would not have subjected any of the named executive officers to the “parachute” excise tax as of January 29, 2010.

The total value reported in the After Change of Control Involuntary Termination w/o Cause column assumes a change of control and termination of employment on January 29, 2010, and includes amounts payable under the Management Change of Control Plan and the amounts for option acceleration and lapse of restrictions on restricted stock that are triggered upon a change of control under our Equity Compensation Plans. The amounts for Severance Benefit in the After Change of Control Involuntary Termination w/o Cause column reflect the amounts payable under the Management Change of Control Plan as described above, plus a “gross-up” payment of $2,875,161 for Mr. Garcia since a portion of the total amount of benefits he is entitled to receive under the Management Change of Control Plan, together with the value of the accelerated options and lapse of forfeiture restrictions on restricted stock, would have subjected him to the “parachute” excise tax as of January 29, 2010.

Name	Benefit	Before Change of Control Involuntary Termination w/o Cause		Change of Control	After Change of Control Involuntary Termination w/o Cause
Matthew K. McCauley	Severance Benefit	$637,500		$0	$6,433,290
	COBRA Premiums Continuation Payments*	23,137		0	23,137
	Stock Option Vesting Acceleration	0		0	0
	Lapse of Stock Award Restrictions	8,988,528	**	13,669,728	13,669,728

	Total value:	$9,649,165		$13,669,728	$20,126,155

Blair W. Lambert	Severance Benefit	$338,800		$0	$2,900,013
	COBRA Premiums Continuation Payments*	22,922		0	22,922
	Stock Option Vesting Acceleration	0		0	0
	Lapse of Stock Award Restrictions	4,242,338	**	7,363,138	7,363,138

	Total value:	$4,604,060		$7,363,138	$10,286,073

Kip M. Garcia	Severance Benefit	$374,000		$0	$6,057,604
	COBRA Premiums Continuation Payments*	18,898		0	18,898
	Stock Option Vesting Acceleration	0		0	0
	Lapse of Stock Award Restrictions	5,363,875	**	8,972,300	8,972,300

	Total value:	$5,756,773		$8,972,300	$15,048,802

Marina Armstrong	Severance Benefit	$338,800		$0	$2,839,900
	COBRA Premiums Continuation Payments*	22,922		0	22,922
	Stock Option Vesting Acceleration	0		0	0
	Lapse of Stock Award Restrictions	4,242,338	**	7,850,763	7,850,763

	Total value:	$4,604,060		$7,850,763	$10,713,585

Lynda G. Gustafson	Severance Benefit	$207,000		$0	$850,888
	COBRA Premiums Continuation Payments*	20,255		0	20,255
	Stock Option Vesting Acceleration	0		0	0
	Lapse of Stock Award Restrictions	78,020	**	585,150	585,150

	Total value:	$305,275		$585,150	$1,456,293

*	Includes payments in respect of disability and life insurance benefits, as well as medical, dental and vision insurance benefits. Disability and life insurance costs are estimated based on the Company’s current group plan benefit costs; actual costs of individual non-plan benefits are not known at this time. Medical, dental and vision insurance costs are calculated using the current post- termination continued benefit rate prescribed by the applicable plan.

**	This amount is also payable upon death as described in “Compensation Discussion and Analysis” above.

CERTAIN RELATIONSHIPS AND RELATED-PERSON TRANSACTIONS

The Board has delegated to our Audit Committee the responsibility for reviewing related-person transactions. The Audit Committee reviews the material facts of all related-person transactions, including transactions between the Company and our officers or directors (or affiliates of officers or directors), that require the Committee’s approval under the applicable rules of the SEC and NASDAQ. The Audit Committee either approves or disapproves the entering into of each related-person transaction. If advance review or approval is not feasible prior to the entry into of a particular related-person transaction, the Audit Committee will review that transaction after it has been entered into and determine whether to ratify such transaction. The Audit Committee has the authority to establish categories of related-person transactions which do not require the approval of the Committee as well as procedures for consummating certain types or categories of transactions without the approval of the Committee.

In April 2007, the Audit Committee approved written procedures authorizing our General Counsel to review and approve or ratify related-person transactions involving the payment by the Company of amounts of $100,000 or less (unless involving the General Counsel). These procedures require the General Counsel to promptly report to the Audit Committee each such related-person transaction reviewed by her and her determination.

In fiscal 2009, there were no related-person transactions under applicable SEC or NASDAQ rules.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements for fiscal 2009 with the Company’s management.

2.	The Audit Committee has discussed with Deloitte & Touche LLP, the Company’s independent registered public accounting firm during fiscal 2009, the matters required to be discussed by the applicable Public Company Accounting Oversight Board and Securities and Exchange Commission requirements.

3.	The Audit Committee has received the written disclosures and the letter from its independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent accountants the independent accountants’ independence.

4.	Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the period ended January 30, 2010, for filing with the SEC.

THE AUDIT COMMITTEE

Daniel R. Lyle, Chairman

John C. Pound

William U. Westerfield

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

The fees billed by Deloitte & Touche LLP for the indicated services performed during fiscal 2009 and fiscal 2008 were as follows:

	Fiscal 2009	Fiscal 2008
Audit Fees (1)	$805,000	$788,000
Audit-Related Fees (2)	4,000	10,000
Tax Fees (3)	283,300	201,000
All Other Fees (4)	2,000	—

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and internal control over financial reporting, review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the Company’s independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under Audit Fees. In fiscal 2009, these fees were related to a consent issued for the Company’s annual franchise disclosure document. In fiscal 2008, these fees were related to consents issued for the Company’s 401(k) plan and annual franchise disclosure document.

(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. In fiscal 2009, these fees included $219,300 for tax consultation and $64,000 for tax compliance. In fiscal 2008, these fees included $173,000 for tax consultation and $28,000 for tax compliance.

(4)	Other Fees consist of license fees for an online technical research tool.

The Audit Committee has considered the non-audit services provided by Deloitte & Touche LLP as described above and believes that they are compatible with maintaining Deloitte & Touche LLP’s independence as the Company’s principal accountants.

The Audit Committee has established a policy requiring its pre-approval of the retention of the Company’s independent registered public accounting firm for all audit, review or attest engagements and all such non-audit services as the independent registered public accounting firm is permitted to provide the Company, as well as its approval of all fees, including those listed in the table above, for such services, other than de minimis non-audit services allowed by applicable law.

PROPOSAL TWO: APPROVAL OF AN AMENDMENT TO THE GYMBOREE CORPORATION 2004 EQUITY INCENTIVE PLAN

The Board is seeking stockholder approval of an amendment to The Gymboree Corporation 2004 Equity Incentive Plan (including the amendment that is the subject of this Proposal Two, the “2004 Plan”) to increase the number of shares reserved for issuance by 1,350,000 shares.

As of April 5, 2010, 4,582 shares were reserved and available for issuance under the 2004 Plan, in addition to the 1,350,000 shares for which the Company is seeking stockholder approval. As of the same date, 1,608,084 shares under the 2004 Plan are subject to outstanding options, unvested restricted stock units and unvested restricted stock awards (1,401,299 shares of which are subject to unvested restricted stock units and the unvested portions of restricted stock awards), and 53,340 shares under The Gymboree Corporation 2002 Amended and Restated Stock Incentive Plan (the “2002 Plan”) subject to outstanding options and 18,311 shares under The Gymboree Corporation 1993 Stock Option Plan (the “1993 Plan”) are subject to outstanding options, for a total of 278,436 shares subject to options and 1,679,735 shares subject to options, unvested restricted stock units and unvested restricted stock awards under all three plans. No shares were available for issuance under 2002 Plan or the 1993 Plan. As of April 5, 2010, the outstanding options had a weighted-average exercise price of $13.6856 and a weighted-average remaining contractual life of 4.33 years. Shares subject to outstanding options or units that are not actually issued and delivered when an option or unit is forfeited, settled for cash or otherwise terminated, or when shares are withheld by or tendered to the Company in connection with the exercise of an option or in connection with the satisfaction of tax withholding obligations, and shares subject to awards that are subsequently forfeited to or otherwise reacquired by us, will become available for grant under the 2004 Plan.

Based on estimated usage rate, we currently anticipate depleting the shares currently available for issuance under the 2004 Plan in fiscal 2010. We expect that with the additional 1,350,000 shares for which we are seeking stockholder approval, we will have sufficient shares for equity compensation until the 2012 annual meeting of stockholders, and stockholder approval for additional shares will be sought at that time. We plan to use the additional 1,350,000 shares for which we are seeking stockholder approval to recruit, retain, motivate and reward key contributors, including key executive officers. If the amendment to the 2004 Plan is not approved by the stockholders, awards will continue to be made under the 2004 Plan to the extent shares are available.

While adding 1,350,000 shares to the 2004 Plan will increase the potential dilution represented by the 2004 Plan, the Board believes that the potential dilution represented by our equity compensation plans is within the norms for our industry. In addition, we commit to limit the number of shares used for equity compensation awards so that the number of shares subject to awards granted in fiscal years 2010, 2011 and 2012 will not exceed, as an average over the three-year period, 3.1% of our outstanding shares per year (measured as the weighted-average common shares outstanding, excluding treasury shares, for each fiscal year). For purposes of calculating the number of shares granted in a year, stock awards, restricted stock awards and restricted stock units will count as equivalent to (1) 1.5 option shares if our annual stock price volatility is 54.6% or higher, (2) two option shares if our annual stock price volatility is between 36.1% and 54.6%, (3) 2.5 option shares if our annual stock price volatility is between 24.9% and 36.1%, (4) three option shares if our annual stock price volatility is between 16.5% and 24.9%, (5) 3.5 option shares if our annual stock price volatility is between 7.9% and 16.5% and (6) four option shares if our annual stock price volatility is less than 7.9%. The Compensation Committee considers the current stock price volatility when determining the size of awards under the 2004 Plan.

A copy of the 2004 Plan, as approved by the Board on April 13, 2010, and which will be effective upon receipt of approval from the stockholders, is attached to this proxy statement as Appendix A and is incorporated by reference. The following description of the 2004 Plan is a summary and does not purport to be a complete description. See Appendix A for more detailed information.

Description of the 2004 Plan

Purpose

The purpose of the 2004 Plan is to attract, retain and motivate our employees, officers and directors by providing them the opportunity to acquire a proprietary interest in our business and to link their interests and efforts to the long-term interests of the stockholders.

Administration

The 2004 Plan is administered by the Board or the Compensation Committee of the Board. The Compensation Committee has the authority to administer the 2004 Plan, including, among other things, the power to select individuals to whom awards are granted, to determine the types of awards and the number of shares subject to each award, to set the terms, conditions and provisions of such awards, to cancel or suspend awards and to establish procedures pursuant to which the payment of any such awards may be deferred. The Compensation Committee may delegate to one or more of our officers, to the extent permitted by Delaware law, the right to grant awards with respect to employees who are not officers or directors. With respect to discretionary awards to non-employee directors, the Board must delegate responsibility for administering the 2004 Plan to a committee composed of independent directors.

Eligibility

Awards may be granted under the 2004 Plan to our employees, officers, directors, consultants, agents, advisors and independent contractors. As of April 5, 2010, approximately 11,700 individuals were eligible to participate in the 2004 Plan.

Types of Awards

The 2004 Plan permits the granting of any or all of the following types of awards: (1) incentive and nonqualified stock options, (2) stock appreciation rights, (3) stock awards, restricted stock awards and stock units, (4) performance shares and performance units conditioned upon meeting performance criteria, and (5) other stock- or cash-based awards.

Stock Options. Stock options entitle the holder to purchase a specified number of shares of our common stock at a specified price, which is called the exercise price, subject to the terms and conditions of the option grant. The exercise price of stock options under the 2004 Plan must be at least 100% of the fair market value of our common stock on the date of the grant. The Compensation Committee will fix the term of each option. Each option will be exercisable at such time or times as determined by the Compensation Committee. Options may be exercised, in whole or in part, by payment in full of the purchase price either in cash, delivery of shares of common stock or delivery of other consideration, or by any combination of cash, stock and other consideration as may be determined by the Compensation Committee. Options may also be exercised by means of a broker-assisted cashless exercise.

After termination of service, a participant will be able to exercise the vested portion of his or her option for the period of time stated in the option agreement. If no such period of time is stated in a participant’s option agreement, a participant will generally be able to exercise his or her option for (i) three months following his or her termination for reasons other than cause, death or disability and (ii) one year following his or her termination due to death or disability. If a participant is terminated for cause, all options generally will automatically expire. If a participant dies after termination of service but while an option is still exercisable, the portion of the option that was vested and exercisable as of the date of termination will generally expire on the one-year anniversary of the participant’s death. In no event may an option be exercised later than the expiration of its term.

Stock Appreciation Rights (“SARs”). SARs may be granted alone (“freestanding”) or in addition to other awards and may, but need not, relate to a specific option granted under the 2004 Plan. Upon exercise of an SAR, the holder is entitled to receive the excess of the fair market value of the shares for which the right is exercised over the grant price of the SAR. The Compensation Committee may impose any conditions or restrictions on the exercise of an SAR as it deems appropriate; however, under the 2004 Plan the grant price of a freestanding SAR generally will not be less than the fair market value of a share of common stock on the date of grant, and the term will not be more than ten years. Payment upon such exercise will be in cash, stock, other property or any combination of cash, stock or other property as determined by the Compensation Committee. Any related option will no longer be exercisable to the extent the SAR has been exercised, and the related SAR will generally be canceled to the extent the option has been exercised.

Stock Awards, Restricted Stock and Stock Units. Awards of shares of stock, or awards designated in units of stock, may be granted and may be made subject to forfeiture restrictions at the Compensation Committee’s discretion, which the Committee may waive at any time in its sole discretion. Until the lapse of any restrictions, recipients may not dispose of their restricted stock. Upon termination of employment during the restriction period, all shares of restricted stock still subject to restriction will be forfeited, subject to any exceptions that may be authorized by the Compensation Committee.

Performance Awards. Performance awards may be in the form of performance shares, which are units valued by reference to shares of stock, or performance units, which are units valued by reference to property other than stock. Performance shares or performance units may be payable upon the attainment of performance criteria and other terms and conditions established by the Compensation Committee, and the amount of any payment may be adjusted on the basis of such further consideration as the Committee determines. Performance awards may be paid entirely or in any combination of cash, stock or other property, in the discretion of the Compensation Committee.

Other Stock- or Cash-Based Awards. The Compensation Committee is also authorized to grant to participants, either alone or in addition to other awards granted under the 2004 Plan, incentives payable in cash or in shares of our common stock subject to terms and conditions determined by the Committee.

Shares Subject to the 2004 Plan

Number of Shares Reserved for Issuance. The 2004 Plan authorizes the issuance of up to 4,465,000 shares of common stock. In addition, up to an additional 71,651 shares of common stock subject to outstanding options under the 2002 Plan and the 1993 Plan, to the extent those options are not exercised or settled in shares, could become available for grant under the 2004 Plan. Shares of common stock covered by an award granted under the 2004 Plan will not be counted as used unless and until they are actually issued and delivered to a participant. Shares relating to awards granted under the 2004 Plan that are forfeited or otherwise reacquired by us, settled for cash or otherwise terminated and shares withheld by or tendered in connection with the exercise of an option or other award granted under the 2004 Plan or in connection with the satisfaction of tax withholding obligations relating to awards or exercises of options or other awards are available for grant under the 2004 Plan. Awards made or adjusted to assume or convert awards in connection with acquisition transactions will not reduce the number of shares authorized for issuance under the 2004 Plan. The shares of stock deliverable under the 2004 Plan will consist of authorized and unissued shares. The Compensation Committee may adjust the aggregate number of shares or the awards under the 2004 Plan in the event of a change affecting shares of common stock, such as a stock dividend, recapitalization, reorganization or merger.

Limitations on Use of Shares Subject to the 2004 Plan. The 2004 Plan contains limitations on the numbers of shares of common stock that may be awarded in any one year to certain participants and on the aggregate maximum number of shares of common stock that can be awarded under certain types of awards. The Compensation Committee may not make awards under the 2004 Plan to any single participant who is a “covered employee” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), in any calendar year that relate to more than 400,000 shares of our common stock, except that the Committee may make a one-time award to a newly hired or promoted covered employee relating to up to 400,000 shares of common stock. In addition, the Compensation Committee may not grant performance units to any single covered employee in any one calendar year with a maximum dollar value greater than $10,000,000. Under the 2004 Plan, the aggregate number of shares subject to awards that do not have performance goals or that are made in lieu of the payment of performance-based cash incentive awards, other than awards of stock options and SARs, may not exceed 50% of the maximum aggregate number of shares reserved for issuance under the 2004 Plan. In addition, the aggregate number of shares subject to awards that do not have restrictions or that have restrictions based solely on continuous employment or services for less than three years, other than awards of stock options and SARs, may not exceed 50% of the maximum aggregate number of shares reserved for issuance under the 2004 Plan. Each grant of stock, restricted stock and restricted stock units under the 2004 Plan is subject to a minimum repurchase or forfeiture restriction for at least one calendar year after the grant date if restrictions are based on the achievement of performance goals, and three years from the grant date if restrictions are based on continuous service with the Company or a related company. The Compensation Committee may waive the applicable restrictions during the applicable restriction period only in connection with a transaction that is not a related-party transaction, a change of control, or the participant’s termination of service without cause or by reason of the participant’s death, disability, or retirement.

Nonassignability of Awards

Unless the Compensation Committee determines otherwise, no award granted under the 2004 Plan may be sold, assigned, transferred, pledged or otherwise encumbered by a participant, other than by will, designation of a beneficiary in a manner established by the Committee, or the laws of descent and distribution. Each award may be exercisable, during the participant’s lifetime, only by the participant, or, if permissible under applicable law, by the participant’s guardian or legal representative.

Term, Termination and Amendment

Unless earlier terminated by the Board or the Compensation Committee, the 2004 Plan will terminate on June 16, 2014. The Board or the Compensation Committee may generally amend, alter, suspend, discontinue or terminate all or a portion of the 2004 Plan at any time, as long as the rights of a participant are not materially impaired without the participant’s consent, subject to stockholder approval to the extent necessary to comply with applicable law, stock exchange rules or regulatory requirements or, as determined by the Committee, to qualify with tax requirements. The Compensation Committee may amend the terms of any award granted, prospectively or retroactively, but cannot materially impair the rights of any participant without the participant’s consent. The Compensation Committee may not reprice options or SARs without stockholder approval. Also, generally no change or adjustment may be made to an outstanding incentive stock option, without the consent of the participant, that would cause the incentive stock option to fail to continue to qualify as an incentive stock option under the Code.

Performance-Based Compensation under Section 162(m)

Under Section 162(m) of the Code, the Company is generally prohibited from deducting compensation paid to the Company’s Chief Executive Officer and three other most highly compensated executive officers (other than the Company’s Chief Financial Officer) in excess of $1,000,000 per person in any year. However, compensation that qualifies as performance-based is excluded for purposes of calculating the amount of compensation subject to the $1,000,000 limit. In general, the Compensation Committee determines the terms and conditions of awards. If the Compensation Committee intends to qualify an award as “performance-based compensation” under Section 162(m) of the Code, it may choose performance goals that include any or all of the following (and in combination): cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; return on assets; inventory turns; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation; total stockholder return; cost control; strategic initiatives; store openings; growth and development of new concepts; market share; net income (including or excluding extraordinary items, restructuring charges or other expenses); return on invested capital; improvements in capital structure; customer satisfaction, employee satisfaction, services performance, cash management or asset management metrics; any individual performance objective measured solely in terms of quantitative targets related to the Company or its business; or any increase or decrease of one or more of the foregoing over a specified period. Performance goals may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time. Performance goals may relate to the performance of the Company, any subsidiary, any portion of the business, product line or any combination, relative to a market index, a group of companies (or their subsidiaries, business units or product lines), or a combination, all as determined by the Compensation Committee. The Compensation Committee will have absolute discretion to reduce the amount of the award payable to any participant for any period below the maximum award determined based on the attainment of performance goals. The Compensation Committee may decide not to pay any such award to a participant for a period, based on such criteria, factors and measures as the Committee in its sole discretion may determine, including, but not limited to, individual performance and the financial and other performance of the Company, a subsidiary, or other business unit.

Company Transaction and Change in Control

Restrictions on awards granted under the 2004 Plan will terminate in certain circumstances that constitute a change of control or a merger, stock or asset sale or similar Company transaction that does not involve a related party.

Change in Control. Under the 2004 Plan, a change in control of the Company means the occurrence of any of the following events:

•

An acquisition of beneficial ownership of 50% or more of either (a) the then-outstanding shares of common stock of the Company or (b) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (excluding any acquisition directly from the Company, any acquisition by the Company, any acquisition by any employee benefit plan of the Company, or a related-party transaction); or

•

A change in the composition of the Board during any two-year period such that the Incumbent Directors cease to constitute at least a majority (not including directors whose election was approved by more than half of the Incumbent Directors).

Under the 2004 Plan, to maintain all of the participants’ rights in the event of a change in control of the Company (as described above), unless the Compensation Committee determines otherwise with respect to a particular award:

•	Any options and stock appreciation rights will become fully exercisable and vested to the full extent of the original grant;

•	Any restrictions and deferral limitations applicable to any restricted stock or stock units will lapse;

•

All performance shares and performance units will be considered to be earned and payable in full at target levels, and any deferral or other restriction will lapse and such performance stock and performance units will be immediately settled or distributed;

•

Any restrictions and deferral limitations and other conditions applicable to any other awards will lapse, and such other awards will become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant; and

•	The Compensation Committee can provide a cash-out right for awards in connection with a change in control.

Company Transaction. Under the 2004 Plan, a Company transaction means the consummation of any of the following:

•	a merger or consolidation of the Company with or into any other company or other entity;

•	a sale in one transaction or a series of transactions undertaken with a common purpose of at least 50% of the Company’s outstanding voting securities; or

•	a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of the Company’s assets.

Related-Party Transaction. Under the 2004 Plan, a related-party transaction means a company transaction pursuant to which:

•

the beneficial ownership of the Company or the resulting company remains the same with respect to at least 50% of the voting power of the outstanding voting securities in substantially the same proportions as immediately prior to such Company transaction;

•

no entity (other than the Company or an affiliate) will beneficially own 50% or more of the outstanding shares of common stock of the resulting company or the voting power of the outstanding voting securities; and

•	the Company’s incumbent Board will, after the Company transaction, constitute at least a majority of the board of the company resulting from such Company transaction.

Under the 2004 Plan, to maintain all of the participants’ rights in the event of a Company transaction that is not a change in control or a related-party transaction, unless the Compensation Committee determines otherwise at the time of grant with respect to a particular award or elects to cash-out awards:

•

All outstanding awards (other than performance awards) become fully and immediately exercisable, and any restrictions or forfeiture provisions lapse, immediately prior to the Company transaction, unless such awards are converted, assumed, or replaced by the successor company; and

•	Performance awards earned and outstanding become payable in full at target levels and deferrals or other restrictions not waived by the Compensation Committee will remain in effect.

Material U.S. Federal Income Tax Consequences

The following briefly describes the U.S. federal income tax consequences of the 2004 Plan generally applicable to the Company and to participants in the 2004 Plan who are United States citizens. The discussion is general in nature and does not purport to be legal or tax advice. The discussion is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. Furthermore, the discussion does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws. The tax consequences of the 2004 Plan will depend on a participant’s own particular circumstances.

Stock Options

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the option on the date of exercise and the option exercise price. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares underlying the option on the exercise date or the option exercise price.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of an incentive stock option. If a participant exercises an incentive stock option during employment as an employee or within three months after his or her employment ends (12 months in the case of permanent or total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the option exercise price. If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or, if less, the excess of the amount realized on the disposition of the shares over the option exercise price). Additionally, the participant will have long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received upon disposition of the shares and the option exercise price increased by the amount of ordinary income, if any, the participant recognized by reason of the disqualifying disposition.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of our common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights

A participant generally will not recognize taxable income upon the grant or vesting of an SAR. Upon the exercise of an SAR, a participant will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Unrestricted Stock Awards

Upon receipt of a stock award that is not subject to restrictions, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid to the Company by the participant with respect to the shares. When the participant sells the shares, the participant generally will recognize short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, paid by the participant with respect to the shares, plus the amount of taxable ordinary income recognized by the participant upon receipt of the shares.

Restricted Stock Awards

A recipient of a restricted stock award generally will recognize compensation taxable as ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid to the Company by the participant with respect to the shares. However, no later than 30 days after a participant receives the restricted stock award, the participant may elect to recognize compensation taxable as ordinary income in the year of the award in an amount equal to the fair market value of the shares at the time of receipt. This election is made under Section 83(b) of the Code and must meet certain technical requirements.

The tax treatment of a subsequent disposition of restricted stock will depend on whether the participant has made a timely and proper election under Section 83(b) of the Code. If the participant makes a timely and proper Section 83(b) election, when a participant sells the restricted shares, the participant will have short-term or long-

term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. If no Section 83(b) election is made, any disposition after the restrictions lapse generally will result in short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, paid to the Company by the participant for the shares plus the amount of taxable ordinary income recognized by the participant either at the time the restrictions lapsed or at the time a Section 83(b) election was made, as the case may be. If the participant forfeits the shares to the Company (e.g., upon the participant’s termination prior to expiration of the restriction period), the participant may not claim a deduction with respect to the income recognized as a result of making a Section 83(b) election.

Any dividends paid with respect to shares of restricted stock generally will be taxable as ordinary income to the participant at the time the dividends are received.

Performance Awards and Other Stock Unit Awards

A participant generally will not recognize taxable income upon the grant of a performance award. Upon the distribution of cash, shares or other property to a participant pursuant to the terms of a performance award, the participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the amount of cash or the fair market value of any property transferred to the participant pursuant to the terms of the award over any amount paid to the Company by the participant with respect to the award. The U.S. federal income tax consequences of other stock unit awards will depend upon the specific terms of each award.

Tax Consequences to the Company

In the foregoing cases, the Company generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Tax Withholding

The Company is authorized to deduct or withhold from any award granted or payment due under the 2004 Plan, or require a participant to remit to the Company, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. The Compensation Committee is authorized to establish procedures for election by participants to satisfy their obligations for the payment of withholding taxes by delivery of shares of the Company’s stock or by directing the Company to retain stock otherwise deliverable in connection with the award. The Company is not required to issue any shares of the Company’s common stock or otherwise settle an award under the 2004 Plan until all tax withholding obligations are satisfied.

Other Information

A new plan benefits table, as described in the federal proxy rules, is not provided because all awards made under the 2004 Plan are discretionary. The closing price of the Company’s common stock, as reported on the NASDAQ Global Select Market on April 5, 2010, was $53.83 per share.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE

“FOR” THE APPROVAL OF THE AMENDMENT TO THE GYMBOREE CORPORATION

2004 EQUITY INCENTIVE PLAN

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information as of the end of fiscal 2009 with respect to the shares of our common stock that were authorized for issuance under all of the Company’s equity compensation plans in effect as of the end of fiscal 2009. We do not have any equity compensation plans that have not been approved by our stockholders.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options Warrants and Rights and Vesting of Restricted Stock Units		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plan
Equity Compensation Plan Approved by Stockholders	745,179	(1)	$13.6541	(2)	712,815	(3)(4)(5)
Equity Compensation Plans Not Approved by Stockholders	—		—		—

Total	745,179		$13.6541		712,815

(1)	Includes 406,439 shares subject to outstanding restricted stock unit awards.

(2)	Does not include shares subject to outstanding restricted stock unit awards.

(3)	Consists of 447,202 and 265,613 shares of common stock remaining available for issuance under The Gymboree Corporation 2004 Equity Incentive Plan and the 1993 Amended and Restated Employee Stock Purchase Plan, respectively. As the 1993 Amended and Restated Employee Stock Purchase Plan was suspended as of January 1, 2009, no shares were subject to purchase as of the end of fiscal 2009.

(4)	From the inception of the 2004 Equity Incentive Plan to the end of fiscal 2009, 241,674 shares that were subject to options under the 1993 Stock Option Plan became available for issuance under the Company’s 2004 Equity Incentive Plan when those options expired without having been exercised and 1,275,426 shares became available for issuance under the Company’s 2004 Equity Incentive Plan that were either previously available for issuance and not subject to outstanding options under The Gymboree Corporation 2002 Stock Incentive Plan or subject to options under the Company’s 2002 Stock Incentive Plan that expired without having been exercised. Up to 90,277 shares that are currently subject to outstanding options granted under the 1993 Stock Option Plan or the Company’s 2002 Stock Incentive Plan may become available for issuance under the Company’s 2004 Equity Incentive Plan in the future to the extent those shares are not issued (for example, if those options expire without being exercised). Shares available for issuance under the Company’s 2004 Equity Incentive Plan may be granted in the form of stock options, stock awards, restricted stock awards, restricted stock units, stock appreciation rights or any other form of equity compensation approved by the Compensation Committee or the Board.

(5)	The Company’s non-employee directors receive annual equity awards valued at $110,000. These awards vest over a three-year term.

PROPOSAL THREE: ADVISORY VOTE ON APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Deloitte & Touche LLP, an independent registered public accounting firm, to audit our financial statements for fiscal year 2010, and recommends that the stockholders vote in favor of such appointment.

Deloitte & Touche LLP has served as our independent registered public accounting firm since 1987. Stockholder approval of the selection of Deloitte & Touche LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit of our financial statements and the independent registered public accounting firm. The Audit Committee will consider the results of the stockholder vote and in the event of a negative vote will reconsider its selection of Deloitte & Touche LLP. Even in the event of an affirmative stockholder vote, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from stockholders.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2010.

OTHER INFORMATION

Other Matters of Business

We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board may recommend.

Annual Report

Copies of The Gymboree Corporation 2009 Annual Report to Stockholders are being mailed to stockholders together with this Proxy Statement. Additional copies may be obtained from the Secretary of the Company at 500 Howard Street, San Francisco, California 94105 or at http://ir.gymboree.com/annuals.cfm.

The Gymboree Corporation Annual Report on Form 10-K for the fiscal year ended January 30, 2010, as filed with the SEC, is included in The Gymboree Corporation 2009 Annual Report to Stockholders.

Corporate Governance Information

The following corporate governance materials of the Company are available in the Investors section of our website at www.gymboree.com. You may access the materials by clicking on the “Investors & Media—Corporate Governance” link:

•	Business & Ethics Code of Conduct;

•	Audit Committee, Nominating and Governance Committee, and Compensation Committee charters;

•	Code of Ethics for Senior Financial Officers; and

•	Corporate Governance Guidelines.

If any material provision of our Business & Ethics Code of Conduct or our Code of Ethics for Senior Financial Officers is waived for our Chief Executive Officer or senior financial officers, or if any substantive changes are made to either code as they relate to any director or executive officer, we will disclose that fact on our website within four business days of such waiver being made.

Householding Information

As permitted by the SEC’s rules, we will deliver only one annual report or proxy statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will, upon written or oral request, deliver a separate copy of the annual report or proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered and will include instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of the annual report or proxy statement. Registered stockholders wishing to receive a separate annual report or proxy statement in the future or registered stockholders sharing an address wishing to receive a single copy of the annual report or proxy statement in the future may contact our transfer agent Computershare Investor Services by mail at PO Box 43078, Providence, Rhode Island, 02940-3078, or by telephone at 877-282-1169.

Deadline for Receipt of Stockholder Proposals for 2011 Annual Meeting

Under Rule 14a-8(e) of the Securities Exchange Act of 1934, stockholder proposals which are intended to be included in our proxy statement and presented by such stockholders at the 2011 Annual Meeting must be received by us no later than Tuesday, December 28, 2010. In addition, our bylaws establish an advance notice procedure for stockholder proposals that are not intended to be included in our proxy statement, including nominations for the election of directors. A copy of the full text of the bylaw provisions setting forth the advance notice procedure may be obtained by writing to the Company’s Secretary. For such proposals and nominations to be properly brought before the 2011 Annual Meeting by a stockholder, the stockholder must provide written notice delivered to or mailed to and received by the Company’s Secretary at the Company’s principal executive offices no earlier than Tuesday, February 8, 2011 and no later than the close of business on Thursday, March 10, 2011. Any notice of a proposal or nomination received by the Company before February 8, 2011 and after March 10, 2011 will be considered untimely under Rule 14a-4(c)(1), and the persons named as proxies in the proxy statement for the 2011 Annual Meeting will have discretionary voting authority to vote on such proposal at the 2011 Annual Meeting. Under Rule 14a-4(c)(2), for such proposals that are timely filed, the persons named as proxies in the proxy statement for the 2011 Annual Meeting will have discretionary voting authority to vote on such proposal at the 2011 Annual Meeting provided that (1) we include in our proxy statement advice on the nature of the proposal and how we intend to exercise our voting discretion and (2) the stockholder proponent does not issue a proxy statement.

Company Consideration of Stockholder-Recommended Director Nominees

Our Nominating and Governance Committee will consider director nominee recommendations submitted by stockholders. Stockholders who wish to recommend a director nominee should submit their suggestions in writing to the following: Chairperson of Nominating and Governance Committee, Attn: Secretary, The Gymboree Corporation, 500 Howard Street, San Francisco, California 94105.

Stockholders should include the name, biographical information, and other relevant information relating to the recommended director nominee, including information that would be required to be included in the proxy statement filed in accordance with applicable rules under the Securities Exchange Act of 1934, as amended, and information required by our bylaws with respect to proposed director nominees, as well as the written consent of the director nominee to be named as a nominee and to serve as a director, if elected. Evaluation of any such recommendations is the responsibility of the Nominating and Governance Committee under its written charter. In the event of any stockholder recommendations, the Nominating and Governance Committee will evaluate the persons recommended in the same manner as other candidates.

Stockholder Communications with the Board of Directors

Stockholders may contact the Board as a group or an individual director by sending written correspondence to the following address: Board of Directors, Attn: Secretary, The Gymboree Corporation, 500 Howard Street, San Francisco, California 94105. Stockholders should clearly specify in each communication the name of the individual or group of directors to whom the communication is addressed.

FOR THE BOARD OF DIRECTORS

Marina Armstrong Secretary

Dated: April 27, 2010

APPENDIX A

THE GYMBOREE CORPORATION

2004 EQUITY INCENTIVE PLAN

SECTION 1. PURPOSE

The purpose of The Gymboree Corporation 2004 Equity Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s stockholders.

SECTION 2. DEFINITIONS

Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3. ADMINISTRATION

3.1 Administration of the Plan

The Plan shall be administered by the Board or the Compensation Committee, which shall be composed of two or more directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission, and an “outside director” within the meaning of Section 162(m) of the Code, or any successor provision thereto. Notwithstanding the foregoing, the Board may delegate responsibility for administering the Plan with respect to designated classes of Eligible Persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to Awards to Participants who are subject to Section 16 of the Exchange Act or Awards granted pursuant to Section 16 of the Plan. Notwithstanding the foregoing, with respect to discretionary Awards to non-employee directors, the Board shall delegate responsibility for administering the Plan to a committee composed of independent directors. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board or the Compensation Committee may authorize one or more officers of the Company to grant Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board or the Compensation Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act. All references in the Plan to the “Committee” shall be, as applicable, to the Compensation Committee or any other committee or any officer to whom the Board or the Compensation Committee has delegated authority to administer the Plan.

3.2 Administration and Interpretation by Committee

(a) Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a Committee composed of members of the Board, to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Award to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) determine whether, to what extent and under what circumstances cash, shares of Common Stock, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant; (viii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (ix) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (x) delegate ministerial duties to such of the Company’s employees as it so determines; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b) In no event, however, shall the Committee have the right, without stockholder approval, to (i) cancel or amend outstanding Options or SARs for the purpose of repricing, replacing or regranting such Options or SARs with Options or SARs that have a purchase or grant price that is less than the purchase or grant price for the original Options or SARs except in connection with adjustments provided in Section 15, or (ii) issue an Option or amend an outstanding Option to provide for the grant or issuance of a new Option on exercise of the original Option.

(c) The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s working less than full-time shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Compensation Committee, whose determination shall be final.

(d) Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person. A majority of the members of the Committee may determine its actions.

SECTION 4. SHARES SUBJECT TO THE PLAN

4.1 Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 15.1, the number of shares of Common Stock available for issuance under the Plan shall be:

(a) 4,465,000 shares; plus

(b) any authorized shares (i) not issued or subject to outstanding options under the Company’s 2002 Amended and Restated Stock Incentive Plan and the Company’s Amended and Restated 1993 Stock Option Plan (the “Prior Plans”) on the Effective Date and (ii) any shares subject to outstanding options under the Prior Plans on the Effective Date that cease to be subject to such options (other than by reason of exercise or settlement of the options to the extent they are exercised for or settled in shares), up to an aggregate maximum of 5,268,841 shares, subject to adjustment from time to time as provided in Section 15.1, which shares shall cease, as of the Effective Date, to be available for grant and issuance under the Prior Plans, but shall be available for issuance under the Plan.

Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

4.2 Share Usage

(a) Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, or (ii) covered by an Award that is settled in cash, or in a manner such that some or all of the shares of Common Stock covered by the Award are not issued, shall be available for Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.

(b) The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

(c) Notwithstanding anything in the Plan to the contrary, the Committee may grant Substitute Awards under the Plan. Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan. In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Board or the Compensation Committee, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of common stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or a Related Company prior to such acquisition or combination. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

(d) Notwithstanding the other provisions in this Section 4.2, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 15.1.

4.3 Limitations

(a) Subject to adjustment as provided in Section 15.1, the aggregate number of shares that may be issued pursuant to Awards granted under the Plan, other than Awards of Options or Stock Appreciation Rights, that are not (i) subject to restrictions based on the satisfaction of specified performance goals or (ii) granted in lieu of the payment of performance-based cash incentive awards shall not exceed 50% of the aggregate maximum number of shares specified in Section 4.1.

(b) Subject to adjustment as provided in Section 15.1, the aggregate number of shares that may be issued pursuant to Awards granted under the Plan, other than Awards of Options or Stock Appreciation Rights, that contain no restrictions or restrictions based solely on continuous employment or services for less than three years (except where Termination of Service occurs by reason of death or Disability) shall not exceed 50% of the aggregate maximum number of shares specified in Section 4.1.

(c) Each grant of Stock Awards, Restricted Stock and Restricted Stock Units granted pursuant to Sections 10, 11 or 12 of the Plan shall be subject to a minimum repurchase or forfeiture restriction such that the Award shall remain subject to repurchase or forfeiture for at least (i) one year after the Grant Date if the applicable restrictions are based on the achievement of performance goals and (ii) three years after the Grant Date if the applicable restrictions are based on continuous service with the Company or a Related Company; and

the Committee may waive the applicable restrictions during the applicable restriction period only in connection with (x) a Company Transaction that is not a Related Party Transaction, (y) a Change in Control or (z) the Participant’s Termination of Service without Cause or by reason of the Participant’s death, Disability or retirement.

SECTION 5. ELIGIBILITY

An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

SECTION 6. AWARDS

6.1 Form, Grant and Settlement of Awards

The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

6.2 Evidence of Awards

Awards granted under the Plan shall be evidenced by a written, including an electronic, notice or agreement that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

6.3 Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of any Award. If any such deferral election is permitted or required, the Committee, in its sole discretion, shall establish rules and procedures for such payment deferrals, which may include the grant of additional Awards or provisions for the payment or crediting of interest or dividend equivalents, including converting such credits to deferred stock unit equivalents.

6.4 Dividends and Distributions

Participants may, if the Committee so determines, be credited with dividends paid with respect to shares of Common Stock underlying an Award in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units.

SECTION 7. OPTIONS

7.1 Grant of Options

The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2 Option Exercise Price

The exercise price for shares purchased under an Option shall be as determined by the Committee, but shall not be less than 100% of the Fair Market Value on the Grant Date, except in the case of Substitute Awards. Notwithstanding the foregoing, the Committee, in its sole discretion, may establish an exercise price that is equal to the average of 100% of the Fair Market Value over a period of trading days not to exceed 30 days from the Grant Date.

7.3 Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of a Nonqualified Stock Option shall be as established for that Option by the Committee or, if not so established, shall be ten years from the Grant Date.

7.4 Exercise of Options

The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time. If not so established in the instrument evidencing the Option, the Option shall vest and become exercisable according to the following schedule, which may be waived or modified by the Committee at any time:

Period of Participant’s Continuous Employment or Service With the Company or Its Related Companies From the Vesting Commencement Date	Portion of Total Option That Is Vested and Exercisable
After 1 year	1/4th
Each additional one-month period of continuous service completed thereafter	An additional 1/48th
After 4 years	100%

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to or as directed or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Sections 7.5 and 13. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

7.5 Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:

(a) cash, check or wire transfer;

(b) tendering (either actually or, so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock that on the day prior to the exercise date have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option owned by the Participant for at least six months (or any shorter period necessary to avoid a charge to the Company’s earnings for financial reporting purposes);

(c) so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(d) such other consideration as the Committee may permit.

7.6 Effect of Termination of Service

The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Committee at any time:

(a) Any portion of an Option that is not vested and exercisable on the date of a Participant’s Termination of Service shall expire on such date.

(b) Any portion of an Option that is vested and exercisable on the date of a Participant’s Termination of Service shall expire on the earliest to occur of:

(i) if the Participant’s Termination of Service occurs for reasons other than Cause, Disability or death, the date that is three months after such Termination of Service;

(ii) if the Participant’s Termination of Service occurs by reason of Disability or death, the one-year anniversary of such Termination of Service; and

(iii) the last day of the maximum term of the Option (the “Option Expiration Date”).

Notwithstanding the foregoing, if a Participant dies after his or her Termination of Service but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on the date of such Termination of Service shall expire upon the earlier to occur of (y) the Option Expiration Date and (z) the one-year anniversary of the date of death, unless the Committee determines otherwise.

Also notwithstanding the foregoing, in case a Participant’s Termination of Service occurs for Cause, all Options granted to the Participant shall automatically expire upon first notification to the Participant of such termination, unless the Committee determines otherwise. If a Participant’s employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant’s rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after a Participant’s Termination of Service, any Option then held by the Participant may be immediately terminated by the Committee, in its sole discretion.

(c) A Participant’s change in status from an employee to a consultant, advisor or independent contractor, or a change in status from a consultant, advisor or independent contractor to an employee, shall not be considered a Termination of Service for purposes of this Section 7.6.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provisions of the Plan, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder, including, to the extent required thereunder, the following:

8.1 Dollar Limitation

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant’s Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2 Eligible Employees

Individuals who are not employees of the Company or one of its parent or subsidiary corporations may not be granted Incentive Stock Options.

8.3 Exercise Price

The exercise price of an Incentive Stock Option shall be at least 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a “Ten Percent Stockholder”), shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

8.4 Option Term

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Incentive Stock Option shall not exceed ten years, and in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, shall not exceed five years.

8.5 Exercisability

An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the date of a Participant’s Termination of Service if termination was for reasons other than death or disability, (b) more than one year after the date of a Participant’s Termination of Service if termination was by reason of disability, or (c) after the Participant has been on leave of absence for more than 90 days, unless the Participant’s reemployment rights are guaranteed by statute or contract.

8.6 Taxation of Incentive Stock Options

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise.

A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.7 Code Definitions

For the purposes of this Section 8 “disability,” “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

SECTION 9. STOCK APPRECIATION RIGHTS

9.1 Grant of Stock Appreciation Rights

The Committee may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Committee shall determine in its sole discretion. An SAR may be granted in tandem with an Option or alone (“freestanding”). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2. An SAR may be exercised upon such terms and conditions and for the term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the term of a freestanding SAR shall be as established for that SAR by the Committee or, if not so established, shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

9.2 Payment of SAR Amount

Upon the exercise of an SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock for the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

SECTION 10. STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS

10.1 Grant of Stock Awards, Restricted Stock and Stock Units

The Committee may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

10.2 Vesting of Restricted Stock and Stock Units

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Committee, and subject to the provisions of Section 13, (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

10.3 Waiver of Restrictions

Notwithstanding any other provisions of the Plan, the Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 11. PERFORMANCE AWARDS

11.1 Performance Shares

The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Notwithstanding the foregoing, the amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

11.2 Performance Units

The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Notwithstanding the foregoing, the amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

SECTION 12. OTHER STOCK OR CASH-BASED AWARDS

Subject to the terms of the Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan.

SECTION 13. WITHHOLDING

The Company may require the Participant to pay to the Company the amount of (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (b) any amounts due from the Participant to the Company or to any Related Company (“other obligations”). The Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

The Committee may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (d) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations. The value of the shares so withheld may not exceed the employer’s minimum required tax withholding rate, and the value of the shares so tendered may not exceed such rate to the extent the Participant has owned the tendered shares for less than six months if such limitations are necessary to avoid a charge to the Company for financial reporting purposes.

SECTION 14. ASSIGNABILITY

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award subject to such terms and conditions as the Committee shall specify.

SECTION 15. ADJUSTMENTS

15.1 Adjustment of Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2; and (iii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Company Transaction shall not be governed by this Section 15.1 but shall be governed by Sections 15.2 and 15.3, respectively.

15.2 Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Committee in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

15.3 Company Transaction; Change in Control

15.3.1	Effect of a Company Transaction That Is Not a Change in Control or a Related Party Transaction

Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise at the time of grant with respect to a particular Award, in the event of a Company Transaction that is not (a) a Change in Control or (b) a Related Party Transaction:

(i) All outstanding Awards, other than Performance Shares and Performance Units, shall become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions shall lapse, immediately prior to the Company Transaction and shall terminate effective at the effective time of the Company Transaction, unless such Awards are converted, assumed or replaced by the Successor Company. Notwithstanding the foregoing, with respect to Options or Stock Appreciation Rights, the Committee, in its sole discretion, may instead provide that a Participant’s outstanding Options shall terminate upon consummation of such Company Transaction and that each such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options or SARs (whether or not then exercisable) exceeds (y) the respective aggregate exercise price for such Options or grant price for such SARs.

For the purposes of this Section 15.3.1, an Award shall be considered assumed or substituted for if following the Company Transaction the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Company Transaction, the consideration (whether stock, cash or other securities or property) received in the Company Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Company Transaction is not solely common stock of the Successor Company, the Committee may, with the consent of the Successor Company, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Company Transaction. The determination of such substantial equality of value of consideration shall be made by the Committee, and its determination shall be conclusive and binding.

(ii) All Performance Shares or Performance Units earned and outstanding as of the date the Company Transaction is determined to have occurred shall be payable in full at the target level in accordance with the payout schedule pursuant to the Award agreement. Any remaining Performance Shares or Performance Units (including any applicable performance period) for which the payout level has not been determined shall be prorated at the target payout level up to and including the date of such Company Transaction and shall be payable in full at the target level in accordance with the payout schedule pursuant to the Award agreement. Any existing deferrals or other restrictions not waived by the Committee in its sole discretion shall remain in effect.

15.3.2	Effect of a Change in Control

Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise at the time of grant with respect to a particular Award, in the event of a Change in Control:

(a) any Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant;

(b) any restrictions and deferral limitations applicable to any Restricted Stock or Stock Units shall lapse, and such Restricted Stock or Stock Units shall become free of all restrictions and limitations and become fully vested and transferable to the full extent of the original grant;

(c) all Performance Shares and Performance Units shall be considered to be earned at the target level and payable in full, any deferral or other restriction shall lapse and such Performance Shares and Performance Units shall be immediately settled or distributed; and

(d) any restrictions and deferral limitations and other conditions applicable to any other Awards shall lapse, and such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

15.3.3	Change in Control Cash-Out

Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the “Change in Control Exercise Period”), if the Committee shall so determine at, or at any time after, the time of grant, a Participant holding an Option, SAR, Restricted Stock Unit or Performance Share, shall have the right, whether or not the Award is fully vested and/or exercisable and without regard to any deferral or other restriction and in lieu of the payment of the purchase price for the shares of Common Stock being purchased under an Option, to elect by giving notice to the Company within the Change in Control Exercise Period to surrender all or part of the Award to the Company and to receive cash, within 30 days of such notice:

(a) for an Option or SAR, in an amount equal to the amount by which the Acquisition Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Option, or the grant price per share of Common Stock under the SAR; and

(b) for a Restricted Stock Unit or Performance Share, in an amount equal to the Acquisition Price per share of Common Stock under the Restricted Stock or Performance Share, multiplied by the number of shares of Common Stock granted under the Award as to which the right granted under this Section 15.3.3 shall have been exercised.

15.4 Further Adjustment of Awards

Subject to Sections 15.2 and 15.3, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change in control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change in control that is the reason for such action.

15.5 No Limitations

The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

15.6 Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

SECTION 16. CODE SECTION 162(m) PROVISIONS

Notwithstanding any other provision of the Plan, if the Committee determines, at the time Awards are granted to a Participant who is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 16 is applicable to such Award.

16.1 Performance Criteria

If an Award is subject to this Section 16, then the lapsing of restrictions thereon and the distribution of cash, shares of Common Stock or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one of or any combination of the following “performance criteria” for the Company as a whole or any business unit of the Company, as reported or calculated by the Company: cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; return on assets; inventory turns; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation; total stockholder return; cost control; strategic initiatives; store openings; growth and development of new concepts; market share; net income (including or excluding extraordinary items, restructuring charges or other expenses); return on invested capital; improvements in capital structure; or customer satisfaction, employee satisfaction, services performance, cash management or asset management metrics (together, the “Performance Criteria”). Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate, division or business unit of the Company) under one or more of the Performance Criteria described above relative to the performance of other corporations. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

16.2 Adjustment of Awards

Notwithstanding any provision of the Plan other than Section 15, with respect to any Award that is subject to this Section 16, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Covered Employee.

16.3 Limitations

Subject to adjustment from time to time as provided in Section 15.1, no Covered Employee may be granted Awards other than Performance Units subject to this Section 16 in any calendar year period with respect to more than 400,000 shares of Common Stock for such Award, except that the Company may make additional one time grants of such Awards for up to 400,000 shares to newly hired individuals, and the maximum dollar value payable with respect to Performance Units subject to this Section 16 granted to any Covered Employee in any one calendar year is $10,000,000.

The Committee shall have the power to impose such other restrictions on Awards subject to this Section 16 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

SECTION 17. AMENDMENT AND TERMINATION

17.1 Amendment, Suspension or Termination

The Board or the Compensation Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires stockholder approval may be made only by the Board. Subject to Section 17.3, the Committee may amend the terms of any outstanding Award, prospectively or retroactively.

17.2 Term of the Plan

Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the later of (a) the Effective Date and (b) the approval by the stockholders of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

17.3 Consent of Participant

The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 15 shall not be subject to these restrictions.

SECTION 18. GENERAL

18.1 No Individual Rights

No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without cause.

18.2 Issuance of Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (a) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and (b) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18.3 Indemnification

Each person who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

18.4 No Rights as a Stockholder

Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

18.5 Compliance With Laws and Regulations

In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

18.6 Participants in Other Countries or Jurisdictions

Without amending the Plan, the Committee may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may, in the judgement of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

18.7 No Trust or Fund

The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.8 Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

18.9 Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

18.10 Choice of Law

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of California without giving effect to principles of conflicts of law.

18.11 Legal Requirements

The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

SECTION 19. EFFECTIVE DATE

The effective date (the “Effective Date”) is the date on which the Plan is approved by the stockholders of the Company. If the stockholders of the Company do not approve the Plan within 12 months after the Board’s adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options.

APPENDIX A

DEFINITIONS

As used in the Plan,

“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

“Acquisition Price” means the higher of (a) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange or other national exchange on which the Common Stock is listed or on the Nasdaq National Market during the 60-day period prior to and including the date of a Company Transaction or Change in Control or (b) if the Company Transaction or Change in Control is the result of a tender or exchange offer or a negotiated acquisition of the Company’s Common Stock, the highest price per share of Common Stock paid in such tender or exchange offer or acquisition. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such other securities or other noncash consideration shall be determined by the Board in its sole discretion.

“Award” means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit, Performance Share, Performance Unit, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.

“Board” means the Board of Directors of the Company.

“Cause,” unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

“Change in Control,” unless the Committee determines otherwise with respect to an Award at the time the Award is granted, means the happening of any of the following events:

(a) an acquisition by any Entity of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”), excluding, however, the following (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege where the security being so converted was not acquired directly from the Company by the party exercising the conversion privilege, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Company, or (iv) a Related Party Transaction; or

(b) a change in the composition of the Board during any two-year period such that the individuals who, as of the beginning of such two-year period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the two-year period, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of more than half of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be considered a member of the Incumbent Board.

“Change in Control Exercise Period” has the meaning set forth in Section 15.3.3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” has the meaning set forth in Section 3.1.

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Company” means The Gymboree Corporation, a Delaware corporation.

“Company Transaction,” unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:

(a) a merger or consolidation of the Company with or into any other company or other entity;

(b) a sale in one transaction or a series of transactions undertaken with a common purpose of more than 50% of the Company’s outstanding voting securities; or

(c) a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of the Company’s assets.

Where a series of transactions undertaken with a common purpose is deemed to be a Company Transaction, the date of such Company Transaction shall be the date on which the last of such transactions is consummated.

“Compensation Committee” means the Compensation Committee of the Board.

“Covered Employee” means a “covered employee” as that term is defined for purposes of Section 162(m)(3) of the Code or any successor provision.

“Disability,” unless otherwise defined by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

“Effective Date” has the meaning set forth in Section 19.

“Eligible Person” means any person eligible to receive an Award as set forth in Section 5.

“Entity” means any individual, entity or group (within the meaning of Section 13(d)(3) of the Exchange Act).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means the average of the high and low trading prices for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the

Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish.

“Grant Date” means the later of (a) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee or (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.

“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

“Option” means a right to purchase Common Stock granted under Section 7.

“Parent Company” means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries.

“Participant” means any Eligible Person to whom an Award is granted.

“Performance Award” means an Award of Performance Shares or Performance Units granted under Section 11.

“Performance Criteria” has the meaning set forth in Section 16.1.

“Performance Share” means an Award of units denominated in shares of Common Stock granted under Section 11.1.

“Performance Unit” means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 11.2.

“Plan” means The Gymboree Corporation 2004 Equity Incentive Plan.

“Related Company” means any entity that is directly or indirectly controlled by, in control of or under common control with the Company.

“Related Party Transaction” means a Company Transaction pursuant to which:

(a) the Entities who are the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Company Transaction will beneficially own, directly or indirectly, at least 50% of the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Successor Company in substantially the same proportions as their ownership, immediately prior to such Company Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities;

(b) no Entity (other than the Company, any employee benefit plan (or related trust) of the Company or a Related Company, the Successor Company or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (a) above is satisfied in connection with the applicable Company Transaction, such Parent Company) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the Successor Company or the combined voting power of the outstanding voting securities of the Successor Company entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Company Transaction; and

(c) individuals who were members of the Incumbent Board will immediately after the consummation of the Company Transaction constitute at least a majority of the members of the board of directors of the Successor Company (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (a) above is satisfied in connection with the applicable Company Transaction, of the Parent Company).

“Restricted Stock” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Committee.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Stock Appreciation Right” or “SAR” means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.

“Stock Award” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Committee.

“Stock Unit” means an Award denominated in units of Common Stock granted under Section 10.

“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

“Successor Company” means the surviving company, the successor company or Parent Company, as applicable, in connection with a Company Transaction.

“Termination of Service” means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death or Disability. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Compensation Committee, whose determination shall be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Compensation Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company.

“Vesting Commencement Date” means the Grant Date or such other date selected by the Committee as the date from which an Award begins to vest.

THE GYMBOREE CORPORATION 500 HOWARD STREET SAN FRANCISCO, CA 94105

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	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:
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01 Blair W. Lambert 02 Daniel R. Lyle		03 Scott A. Ryles
The Board of Directors recommends you vote FOR the following proposal(s):					For	Against	Abstain
2 An amendment to The Gymboree Corporation 2004 Equity Incentive Plan to authorize the issuance of an additional 1,350,000 shares of the Company’s common stock.					☐	☐	☐
3 Advisory vote on the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2011.					☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is/are available at www.proxyvote.com.
THE GYMBOREE CORPORATION ANNUAL MEETING OF STOCKHOLDERS, JUNE 8, 2010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE GYMBOREE CORPORATION

The undersigned revokes all previous proxies, acknowledges receipt of the notice of the Annual Meeting of Stockholders to be held June 8, 2010 and the Proxy Statement related thereto, and appoints Matthew K. McCauley and Jeffrey P. Harris, and each of them (with full power to act alone), the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of The Gymboree Corporation which the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the principal executive offices of The Gymboree Corporation located at 500 Howard Street, San Francisco, California 94105 on Tuesday, June 8, 2010 at 9:00 a.m., or at any adjournments, continuations or postponements thereof, with the same force and effect as if the undersigned were personally present and voting. The proxies are authorized to vote upon the proposals on the reverse side and, in their discretion, upon all other matters that may properly come before the Annual Meeting of Stockholders.

Continued and to be signed on reverse side